As filed with the U.S. Securities and Exchange Commission on 1/8/2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23018

Stone Ridge Trust III

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

Annual Report

October 31, 2017

Stone Ridge All Asset Variance Risk Premium Fund

Shareholder Letter

The training of an instinct, of a truly fresh way of looking at the world, demands a kind of calm.

- Joshua Ramo, The Seventh Sense

December 2017

Dear Fellow Shareholder:

Stone Ridge launched its first funds five years ago. In the interim, we’ve become a global firm providing efficient access to a wide variety of uncorrelated risks, with responsibility for $14 billion of our investors’ life savings. One particularly wonderful aspect of the journey thus far: our footprints are indistinguishable from your footprints. We’re traveling together.

Together, we have explored Reinsurance, the Variance Risk Premium (VRP), and Alternative Lending. Together, we have changed the breadth of tools available for constructing portfolios and created a home for those seeking to innovate in finance. Together, we have breathed new life into certain investment structures originally conceived of by US regulators decades ago – and barely used until we dusted them off in 2013. Together, we have formed the Stone Ridge network of forward-thinking RIAs. Together, we are just getting started.

THE REAL POWER OF COMPOUNDING

If a high-priced management consultant analyzed our firm, I’m sure he’d tell us that we’re doing it all wrong. Looking externally, he’d tell us we should have a far more diversified client base, our products should be on every possible distribution platform, and we should do lots of press and advertising. Looking internally, he’d tell us we should have co-heads for every department, we should cull the bottom 5% of staff every year, and we should have a written succession plan for every employee. I count six too many “should’s”. We do none of those things. What the consultant would be missing is that when it comes to relationships, the power of compounding is far more potent than the power of diversification.

Think about the most important relationships in your life. They are almost certainly the ones that are the longest. Your parents, your spouse, your children, perhaps a couple of very old friends? Those relationships have benefitted the most from the power of compounding. The best shot Stone Ridge has to really matter to you – to be a true partner, not a vendor – is by practicing an extreme form of continuity. That’s why our RIA investors always see the same folks from Stone Ridge showing up in their offices, that’s why they see us a lot, and that’s why we don’t seek more diversification in our investor relationships. I’ll take compounding every time.

Viewed through that lens, perhaps it’s obvious why a key design principle of Stone Ridge since inception has been to have a smaller number of large relationships. This principle applies internally – let’s have a smaller number of phenomenally talented people, with virtually zero turnover. And it applies externally – let’s have a smaller number of large, forward thinking investors, who invest across the spectrum of Stone Ridge strategies. Indeed, 86% of the RIA firms we work with invest in multiple Stone Ridge funds, and in our last two product launches – $1.3 billion (18 months ago) and $2 billion (8 months ago), respectively – 100% of the firms at launch were existing Stone Ridge investors. We didn’t share those opportunities with any firm that wasn’t already an investor, and the trading profit for those products combined has been $610 million.

This compounding principle also applies to our partnerships with reinsurers. Many cynical industry participants assumed that in a hard market, reinsurers would share less risk with us and keep more of the

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Shareholder Letter

higher-yielding business for themselves. Exactly the opposite has occurred. After a $100+ billion loss year for the industry, globally leading reinsurers – our core partners that we have been working with for years – made Stone Ridge their first post-event call.

While we hoped for and expected this behavior, post-event reactions were untested. That’s no longer true. Most important, our ecosystem of investors, reinsurers, and Stone Ridge funds proved to be Antifragile – the ultimate hedge against disasters. The bottom line is that the best of the reinsurance industry continues to grow with Stone Ridge, strategically leveraging our capital to extend their own lead in the market.

INTIMACY, INNOVATION, AND SERVICE

Given the extreme version of relationship continuity we practice, the resulting level of intimacy inside our firm gives us the freedom to innovate. Stone Ridge is comprised of makers and inventors. We’re ceaseless tinkerers, infected with ceaseless optimism. Our view of the world is unconcerned with things as they are – we focus on things as they might be, as they ought to be. Though each of our product launches have been “first of its kind” in the ’40 Act, we take no satisfaction in our firm being admired as creative. We just want to be left alone to actually be creative.

Our moat is our simplicity, dug deeper by our insight that charisma is as overrated as patience is underrated. I like things that take a long time.

Stone Ridge is also powered differently. We don’t build products just to sell them. Instead, we sell so we can build. The creative process is its own reward. The purity in our “sell to build, don’t build to sell” ethos inspires and untethers us. It’s extraordinarily attractive to be around. In many ways, it’s addictive.

We point our creativity towards product development, in service of our investors and our communities. In doing so, we serve our country and the broader world, the ultimate in socially responsible investing. Our Reinsurance funds enabled $1 billion to flow to the victims of the California wildfires, and Hurricanes Harvey/Irma/Maria, in their darkest hour. And every day, our Alternative Lending fund, LENDX, provides a nudge to economic growth in local neighborhoods across the United States. Finance is a powerful force for good.

AMERICA AND LENDX

Our country is blessed with limitless natural resources, giant oceans protecting us on the left and right, and friendly neighbors to the north and south. We’ve got a military that any other country would trade for theirs, a political class constrained by an ingenious system of checks and balances, and a built-in self-correcting mechanism of free elections.

Two hundred forty years later, it is easy to forget how uniquely successful the American experiment has been. One powerful cause of this success: America allows people to bet on themselves. No one is guaranteed success, but in America we can all try. And try again. And try again.

Credit represents a powerful accelerant for those who want to bet on themselves. However, our current credit system is easily accessible and efficient only for subprime borrowers and very large borrowers. In contrast, small loans to prime and super-prime consumers, and especially to small businesses, are highly inefficient, too expensive, and often simply unavailable. This aspect of the credit formation process is largely broken, an unnecessary limiter to our country’s economic potential.

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Shareholder Letter

A recent Federal Reserve study1 of more than 10,000 small businesses across all 50 states revealed that “credit available for expansion” is the top financial challenge for business owners, and a staggering 59% use a credit card as their only source of borrowing. A related study by Paynet2 showed that a typical small business underwriting process requires 28 separate tasks, 100 hours of work, and takes four to eight weeks, at an average cost of $6,555 per application. What if the small business only wants to borrow $5,000? Or $10,000?

LENDX is part of the solution. Since its inception in June 2016, LENDX has purchased 410,009 loans, $7 billion in all, and supported 77,749 small businesses. An incredible 92% of our small business loans have been under $10,000. These are loans to your local ice cream parlor, your local barber shop, your local gas station. Given the $6,555 average cost of loan origination via banks, it’s clear that these loans would simply not have been possible without you and LENDX.

Imagine if each of those 77,749 small businesses hired just one extra person? Maybe you even know that person. Maybe you are that person. How much does that add to your local economy, to your local neighborhood, to the fabric of your daily life?

In the context of asset allocation, the vast majority of our investors use LENDX as a substitute for traditional fixed income, which today suffers from a potentially toxic combination of low yield and high duration. LENDX is the opposite: high yield and low duration. Since inception, LENDX has materially outperformed the Barclays Aggregate benchmark, with no correlation.

And while LENDX has delivered, we’re just warming up. In this asset class, unlike most, size is not the enemy of performance. Towards the end of 2017, the fund’s size allowed us to significantly lower our already market leading borrowing costs and further reduce servicing fees from certain platforms we selected. We’ve also started accepting material investments into LENDX from some of the largest (re)insurance companies in the world – all partners in our reinsurance franchise – because as one (re)insurance CEO remarked to me, “We’re not built for zero interest rates.” No one is.

A NEW 60/40?

Since the financial crisis low in March 2009, the 60/40 portfolio has been remarkably, at times preposterously, and certainly unsustainably, good. To be precise, during this time period of almost 8 years, 60/40 has delivered annualized excess returns of 12.7%, annualized volatility of 6.9%, and a Sharpe Ratio of 1.8. To put this in perspective, the 90-year average for 60/40 is 5.0% annualized excess returns, with 12.0% annualized volatility, and a Sharpe Ratio of 0.4. So compared to the long-term average, post-crisis 60/40 has enjoyed 2.5x the annualized excess return, about 40% less volatility, and more than 4.5x the Sharpe Ratio. Wow. It’s not supposed to be this easy to make money.

Try the following thought experiment: holding volatility constant at the long-term average, what would annualized excess returns have to be over the next 10 and 20 years, for the post-crisis Sharpe Ratio to be equal to the long term average?

The answer: negative 2.6% annualized return for the next 10 years, and positive 1.2% annualized return for the next 20 years. Another “Wow.” Imagine making essentially no money on your investments for the next 10 or 20 years. No, really, stop and think about it for a moment. What would that mean for you?

Virtually no one today is thinking that a “lost decade or two” of returns is possible. Let’s be clear: it may not occur, but it certainly is possible. Just like the (re)insurance industry is not built for zero interest rates,

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Shareholder Letter

today the world at large is not prepared for no returns to 60/40 for the next 10-20 years. Whether it’s pension funds, 401ks, or any individual investor’s retirement goals, extended periods of no returns are blissfully ignored in most everyone’s underwriting model.

So what to do? The good news is that markets have anticipated this challenge and a second wave of financial innovation is underway. The first wave “democratized investments” by making it possible for large numbers of investors to access the equity and bond markets via lower cost mutual funds and Exchange Traded Funds (ETFs). The second wave involves “democratizing balance sheets”, uncovering a much broader array of risks arising from financial intermediation – by banks, (re)insurance companies, and market makers – and making them available in cost-efficient structures.

In this second wave, we shift risk holding from a tiny number of gigantic balance sheets to a gigantic number of tiny balance sheets. We unlock profitable business lines historically buried within financial institutions. We de-risk the financial system. And we empower investors to access valuable P&L streams that can diversify 60/40. The alternative risk premiums Stone Ridge currently provides are just the start.

PRINCIPALS VS. AGENTS

To actually break free from 60/40, investors will need to find new managers that can provide both sufficient diversification to protect their wealth and sufficient return potential to grow their wealth. As part of new manager diligence, investors will need to ask different questions. Better questions. In fact, the quality of investor questions will determine the quality of investor performance.

Again, good news. Here is a necessary and sufficient set of diligence questions for managers:

Are the Portfolio Managers (PMs) and all employees required to invest in the funds? Do they pay full fees? Do the Independent Trustees of the Fund Board take all of their compensation in fund shares? Does the manager strictly limit when investors can purchase shares? Has the manager ever returned capital to investors?

If investors ask these questions, they never even have to meet with managers. If the answers are all yes, you are aligned. If not, be careful. The advice I have for manager selection is the same advice I have for my teenage daughter about teenage boy selection: ignore everything they say and only pay attention to what they do.

At Stone Ridge, we are principals, not agents. All PMs, indeed all employees, are required to invest in all strategies at full fees. Our Board elects to take 100% of their compensation in fund shares, not cash. We strictly limit when investors can give us money. All of this has been true since the firm began. And at the end of 2016, we returned $300 million of capital to investors when we determined that one of our funds was about to get too big, relative to the opportunity set.

Health warning: what we do is very risky. Do not get lulled into a false sense of security when looking at the consistency of our past results. In future years, there will be tragic earthquakes and hurricanes causing industry losses far worse than those this year. There will be market crashes and credit crises.

However, we’re unafraid to lead by example. The firm and employees together have over $400 million directly invested in our own funds. We’re proud of this alignment with our investors. It’s possible to go forward with no 60/40 at all. It may even be necessary.

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Shareholder Letter

OUR PARTNERSHIP

Stone Ridge is most proud of the 50/50 partnership we have with you, our clients. We are on the path together. You contribute the capital necessary to sustain and propel groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2018.

Sincerely,

Ross Stevens

Founder, CEO

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Shareholder Letter

1	Federal Reserve Bank of New York, 2016 Small Business Credit Survey (April 2017).

2	Paynet, “Rediscovering C&I Lending in 2017”.

Return on Equity (ROE): a measure of a corporations profitability.

Sharpe Ratio: a portfolio’s excess return divided by its volatility.

RIA: stands for “Registered Investment Advisor”

60/40: stands for a portfolio comprised of 60% stocks and 40% bonds

P&L: stands for “profit and loss”

The Barclays Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. It is not possible to invest in an index.

RISK DISCLOSURES

The Stone Ridge Funds consist of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX”), the Stone Ridge Post-Event Reinsurance Fund (“SRPEX” and, together with the High Yield Reinsurance Fund and SRRIX, the “Reinsurance Funds”), the Stone Ridge U.S. Large Cap Variance Risk Premium Fund (the “U.S. Large Cap VRP Fund”), the Stone Ridge U.S. Small Cap Variance Risk Premium Fund (the “U.S. Small Cap VRP Fund”), the Stone Ridge U.S. Variance Risk Premium Master Fund (the “U.S. VRP Master Fund” and, together with the U.S. Large Cap VRP Fund and the U.S. Small Cap VRP Fund, the “U.S. VRP Funds”), the Stone Ridge International Developed Markets Variance Risk Premium Fund (the “Developed Markets VRP Fund”), the Stone Ridge Emerging Markets Variance Risk Premium Fund (the “Emerging Markets VRP Fund”), the Stone Ridge International Variance Risk Premium Master Fund (the “International VRP Master Fund”), the Stone Ridge Global Equity Variance Risk Premium Master Fund (the “Global VRP Master Fund” and, together with the Developed Markets VRP Fund, the Emerging Markets VRP Fund, and the International VRP Master Fund, the “International VRP Funds”), the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with the U.S. VRP Funds and the International VRP Funds, the “VRP Funds”) and the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX” and, together with the Reinsurance Funds and the VRP Funds, the “Funds”).

The Portfolios consist of the Elements U.S. Portfolio, Elements U.S. Small Cap Portfolio, Elements International Portfolio, Elements International Small Cap Portfolio, and Elements Emerging Markets Portfolio (collectively, the “Portfolios”, and each a “Portfolio”).

The Funds and the Portfolios are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ and the Portfolios’ risks and investment objectives, as an investment in the Funds and/or the Portfolios may not be appropriate for all investors and the Funds and the Portfolios are not designed to be a complete investment program. There can be no assurance that the Funds and/or the Portfolios will achieve their investment objectives. An investment in the Funds and/or the Portfolios involves a high degree of risk. It is possible that investing in a Fund and/or a Portfolio may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund and/or a Portfolio, an investor should read the discussion of the risks of investing in the Fund and/or the Portfolio in the relevant prospectus.

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks, as does all investing. Principal loss is possible.

Derivatives are financial contracts the value of which depends on, or is derived from, the underlying security or other reference asset. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference they are designed to track. A Fund may invest in derivatives to generate income from premiums, for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by a Fund. A Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying investments involves the risk that, if the volatility of the underlying investments is greater than expected, the Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events.

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Shareholder Letter

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in a Fund, which magnifies the Fund’s exposure to the reference instrument and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing a Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument. Commodities interest trading involves substantial risk of loss.

Successful options strategies may require the anticipation of future movements in securities prices or other economic factors of the underlying investments. No assurances can be given that the Adviser’s judgment in this respect will be correct. When a call option is exercised, potential losses on written covered call options can be equal to the appreciation of the underlying security in excess of the option exercise price. When a put option is exercised, a Fund may be required to take delivery of an underlying instrument that it does not want to have in its portfolio, while paying a price for that security in excess of its current market price, or to make a cash payment equal to any depreciation in the value of the underlying instrument below the strike price of the put option. Accordingly, the potential losses from writing options can be substantial.

The value of equity instruments to which a Fund is exposed may fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. The equity securities of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies.

The equity securities of large-capitalization companies can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of equity securities issued by large-capitalization companies may not rise to the same extent as the value of equity securities issued by small or mid-cap companies under certain market conditions or during certain periods.

Direct or indirect investments in securities of foreign issuers involve risks not ordinarily associated with exposure to securities and instruments of U.S. issuers, including differences in accounting, auditing and financial standards; less government supervision and regulation; currency risk; risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments; less publicly available information; less volume in foreign markets; increased costs of transacting in foreign markets. These risks are heightened in emerging markets.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The industry uses the models of two independent risk modeling firms, RMS and AIR. Some firms may use their own internal, proprietary risk models in addition to RMS and AIR models. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Every cat bond and quota share trade comes with a set of risk analytics and statistics. Cat bonds are all modeled by either RMS or AIR and the full set of risk statistics are provided in the offering circular. Quota shares are all modeled by RMS, AIR and/or the sponsor, and all the risk statistics are also provided.

Expected loss refers to the estimated annual loss as a percentage of the principal. This is calculated by the risk modeling firms using the results of thousands or millions of simulations. Median loss is a related term that refers to the estimated median loss in the thousands or millions of simulations that the risk modeling firms run for an asset or portfolio.

The value of LENDX’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, LENDX may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) LENDX may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting

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Shareholder Letter

borrower. If LENDX were unable to recover unpaid principal or interest due, this would cause LENDX’s net asset value to decrease. Many of LENDX’s investments are associated with loans that are unsecured obligations of borrowers. This means that they are not secured by any collateral, not insured by any third party, not backed by any governmental authority in any way and, except in the case of certain loans to businesses, not guaranteed by any third party. LENDX generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan in which LENDX has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. LENDX may have limited knowledge about the underlying loans and will be dependent upon the platform for information regarding underlying loans. Although LENDX conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by LENDX, which the Fund will observe directly as payments are received. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. Although LENDX conducts diligence on the credit scoring methodology used by platforms from which the Fund purchases alternative lending-related securities, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not independently diligence or confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. Below-investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. LENDX’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments.

LENDX may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as LENDX. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which the Fund may invest and it may be difficult for the servicer to pursue borrowers who borrow through non-U.S. platforms. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on LENDX. LENDX’s investments in foreign securities may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies. LENDX’s exposure to alternative lending-related securities issued by foreign issuers may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. As described further under “Currency Risk,” fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of LENDX’s investments in alternative lending-related securities of foreign issuers. LENDX is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

Some Funds may obtain financing to make investments and may obtain leverage through derivative instruments or asset-backed securities that afford the Fund economic leverage. Therefore, such Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. Engaging in such transactions may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Economic, political, and issuer-specific events will cause the value of securities, and the Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, you may lose money, even over the long term. Securities of smaller companies are often less liquid than those of larger companies. This could make it difficult to sell a smaller company security at a desired time or price. In general, smaller companies are also more vulnerable than larger companies to adverse business or economic developments, and they may have more limited resources. As a result, prices of smaller company securities may fluctuate more than those of larger companies. Foreign securities prices may decline or fluctuate because of economic or political actions of foreign governments and/or less regulated or liquid securities markets and may give rise to foreign currency risk. In addition to smaller company risk, securities of companies that exhibit other factors such as value, momentum or quality may be riskier than securities of companies that do not exhibit those factors, and may perform differently from the market as a whole. If the Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of that derivative, including the risk that the counterparty to the derivative is unable or unwilling to perform its obligations. Derivatives are subject to a number of additional risks including risks

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Shareholder Letter

associated with the potential illiquidity of the derivative, changes in interest rates, market movements, and the possibility of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, and the Portfolio could lose more than the amount invested in a derivative. Securities lending and similar transactions involve the risk that the counterparty may fail to return the securities in a timely manner or at all and that the value of collateral securing a securities loan or similar transaction falls.

The Funds and the Portfolios may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund or a Portfolio would like or at the price that a Fund or a Portfolio believes the security is currently worth.

Each Fund and each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. In order to qualify for such treatment, a Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. A Fund’s and a Portfolio’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ and certain of the Portfolios’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s and a Portfolio’s ability to qualify for such treatment.

If, in any year, a Fund or a Portfolio were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund and the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the prospectus.

The Reinsurance Funds, the International VRP Funds, AVRPX, LENDX, and the Portfolios are classified as non-diversified under the 1940 Act. Accordingly, these Funds and the Portfolios may invest a greater portion of their assets in the securities of a single issuer than if they were “diversified” funds. To the extent that these Funds and the Portfolios invest a higher percentage of their assets in the securities of a single issuer, they are subject to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Diversification does not assure a profit or protect against a loss in a declining market.

The Reinsurance Interval Fund, AVRPX and LENDX have an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares. Repurchase offers are currently expected to be 5% for SRRIX and LENDX and 10% for AVRPX. In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed and the Funds do not currently intend to list their shares for trading on any national securities exchange. There is not expected to be any secondary trading market in these shares. The shares are, therefore, not marketable. Even though the Funds will make quarterly repurchase offers to repurchase a portion of the shares to try to provide liquidity to shareholders, you should consider the shares to be illiquid.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-609-3680.

Standardized returns as of most recent quarter-end (09/30/17): for VRLIX 1Yr=12.37%, since inception (5/1/2013)=8.25%; for VRSIX 1Yr=9.23%, since inception (5/1/2013)=6.42%; for VRFIX 1Yr=12.03%, since inception (2/12/14)=3.59%; for VRMIX 1Yr=11.25%, since inception (2/12/2014)=1.22%; for VRGIX 1Yr=11.18%, since inception (11/17/2014)=4.35%; for VRPIX 1Yr=11.25%, since inception (5/22/2013)=7.28%; for VRIIX 1Yr=11.38%, since inception (2/12/2014)=2.47%; for SHRIX 1Yr=-5.86%, since inception (2/4/2013)=4.26%; for SRRIX 1Yr=-10.42%, since inception (12/10/2013)=3.31%; for AVRPX 1Yr=13.75%, since inception (4/13/2015)=8.25%; for LENDX 1Yr=6.5%, since inception (6/1/2016)=10.08%; for ELUSX since inception (4/3/17)=5.9%; for ELSMX since inception (4/3/17)=5.6%; for ELINX since inception (5/1/17)=9.4%; for ELISX since inception (5/1/17)=12.4%; for ELMMX since inception (6/1/17)=6.7%; As of 09/30/17, 30-day SEC yield: SHRIX 10.92%; SRRIX 0.80%; LENDX 10.54% (net), 10.62% (gross of subsidized expenses). Results for the Funds are annualized; all Fund returns reflect the reinvestment of dividends and other earnings and are net of fees and expenses. As a result of economic incentives received from platforms that may not be repeated, early LENDX performance was unusually strong for the period shown and should not be extrapolated to future periods. Results for the Portfolios reflect the reinvestment of all dividends, and are net of fees and expenses, and reflect voluntary waivers and reimbursement of all of the Portfolios’ fees and expenses by Elements Portfolios. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Portfolios would have been lower. Voluntary expense reimbursement has been discontinued in part, and voluntary fee waiver and expense reimbursement may be discontinued in part or in whole at any time.

Stone Ridge Funds	Annual Report	October 31, 2017

Shareholder Letter

Gross expense ratios as stated in the relevant prospectus: SRRIX 2.42%, SHRIX 1.83%, AVRPX 2.81%, VRLIX 1.46%, VRSIX 1.56%, VRFIX 2.00%, VRMIX 1.80%, VRPIX 1.60%, VRIIX 2.16%, VRGIX 1.95%, LENDX 4.18%. Please see the financial highlights section of each Fund’s shareholder report for more recent expense ratios.

Information developed internally or furnished by others, upon which all or portions of the information contained herein are based, are from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment decision.

Opinions expressed are subject to change at any time, and are not guaranteed and should not be considered investment advice.

The Funds’ and Portfolios’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ and the Portfolios’ most recent periodic reports and certain other regulatory filings by calling 855-609-3860 or visiting www.stoneridgefunds.com for the Funds and www.elementsfunds.com for the Portfolios. The Funds’ and the Portfolios’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Supplement, Prospectus and SAI

Stone Ridge Reinsurance Risk Premium Interval Fund2: Supplement, Prospectus and SAI

Stone Ridge Post-Event Reinsurance Fund2: Supplement, Prospectus and SAI

Stone Ridge U.S. Large Cap Variance Risk Premium Fund, Stone Ridge U.S. Small Cap Variance Risk Premium Fund, Stone Ridge U.S. Variance Risk Premium Master Fund, Stone Ridge International Developed Markets Variance Risk Premium Fund, Stone Ridge Emerging Markets Variance Risk Premium Fund, Stone Ridge International Variance Risk Premium Master Fund and Stone Ridge Global Equity Variance Risk Premium Master Fund1: Supplement2, Supplement, Prospectus and SAI

Stone Ridge All Asset Variance Risk Premium Fund2: Supplement, Prospectus and SAI

Stone Ridge Alternative Lending Risk Premium Fund2: Supplement, Prospectus and SAI

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds and the Portfolios are distributed by ALPS Distributors, Inc. SRG000341. Exp 12/28/18.

Stone Ridge Funds	Annual Report	October 31, 2017

ALLOCATION OF PORTFOLIO HOLDINGS AT October 31, 2017 (Unaudited)

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Purchased Options	$6,624,544	0.4%

Short-Term Investments	1,689,420,734	111.3%

Liabilities in Excess of Other Assets(1)	(178,048,332)	(11.7%	)
	$1,517,996,946

(1)	Cash, cash equivalents and other assets less liabilities.

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2017)
	1-Year Period (10/31/17)	Since Inception (4/2/15)
Stone Ridge All Asset Variance Risk Premium Fund	13.27%	8.67%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.72%	0.40%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Stone Ridge All Asset Variance Risk Premium Fund is designed to capture the returns of the variance risk premium across equities, credit, foreign exchange, interest rates, commodities, volatility, and other asset classes. For the 12 months ended October 31, 2017, the Fund’s total return was 13.27%. The Fund’s performance is almost entirely based on derivatives. Performance is materially affected by one primary factor: exposure to the variance risk premium, which exists when the net premiums received by a seller of options and other derivatives, such as the Fund, exceed the net losses suffered on the resulting portfolio of derivative positions and hedges. The Fund’s performance is positively impacted by a positive variance risk premium. The variance risk premium is generally more likely to be positive during periods in which the “realized volatility” – the volatility actually experienced – is lower than the “implied volatility” – the expected level of volatility implied by an option’s price. The fund’s exposures span many asset classes, creating breadth of exposure, and so gains and losses are not strongly concentrated in a small number of asset classes and are generally distributed among the various asset classes. Periods of positive performance for the Fund, such as the most recently completed fiscal year, correspond to periods when the combination of variance risk premium exposure and hedges is positive. Periods of negative performance correspond to periods when the combination of variance risk premium exposure and hedges is negative.

Stone Ridge Funds	Annual Report	October 31, 2017

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

		NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
PURCHASED OPTIONS - 0.4%

Call Options (a) - 0.0%
CBOE Volatility Index, Expires: 11/15/17, Strike Price: $11.50		140	$142,520	$10,500
CBOE Volatility Index, Expires: 11/15/17, Strike Price: $12.50		126	128,268	6,930
CBOE Volatility Index, Expires: 11/15/17, Strike Price: $13.00		1,330	1,353,940	63,175
CBOE Volatility Index, Expires: 11/15/17, Strike Price: $13.50		1,200	1,221,600	51,000

				131,605

Put Options - 0.2%
DAX Index, Expires: 12/15/17, Strike Price: EUR 12,750.00		750	57,789,218	328,051
Euro Stoxx 50 Index, Expires: 12/15/17, Strike Price: EUR 3,550.00		2,700	115,549,168	660,470
FTSE 100 Index, Expires: 12/15/17, Strike Price: GBP 7,300.00		750	74,639,209	363,579
Nasdaq 100 Stock Index, Expires: 12/15/17, Strike Price: $5,675.00		80	49,988,456	132,800
Nikkei 225 Index, Expires: 12/08/17, Strike Price: JPY 16,000.00		700	135,509,670	18,469
Russell 2000 Index, Expires: 12/15/17, Strike Price: $1,400.00		900	135,249,570	580,500
S&P 500 Index, Expires: 12/15/17, Strike Price: $2,400.00		1,900	489,299,400	1,140,000

				3,223,869

	COUNTERPARTY(b)	NOTIONAL AMOUNT	NOTIONAL AMOUNT USD
OTC Call Options - 0.2%
Brazilian Real, Expires: 11/10/17, Strike Price: $3.20	A	100,000,000	100,000,000	2,424,300
Turkish Lira, Expires: 11/06/17, Strike Price: $3.80	B	100,000,000	100,000,000	693,500

				3,117,800

OTC Put Options (a) - 0.0%
Mexican Peso, Expires: 11/01/17, Strike Price: $18.53	B	150,000,000	150,000,000	—
Turkish Lira, Expires: 11/09/17, Strike Price: $3.65	B	30,000,000	30,000,000	3,720
South African Rand, Expires: 11/21/17, Strike Price: $13.00	B	100,000,000	100,000,000	14,200

				17,920

Payer Swaptions (a) - 0.0%
CDX.HY, (5.000%), Quarterly, Expires: 11/15/17, Strike Price: $101.00	A	150,000,000	150,000,000	150
CDX.HY, (5.000%), Quarterly, Expires: 11/15/17, Strike Price: $105.00	C	100,000,000	100,000,000	25,500
CDX.HY, (5.000%), Quarterly, Expires: 11/15/17, Strike Price: $105.50	D	300,000,000	300,000,000	107,700

				133,350

TOTAL PURCHASED OPTIONS (Cost $49,137,876)				6,624,544

			SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 111.3%

Money Market Funds - 17.3%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.92% (c)			49,289,673	49,289,673
First American Government Obligations Fund - Class Z - 0.90% (c)			53,278,676	53,278,676
First American Treasury Obligations Fund - Class Z - 0.92% (c)			53,278,676	53,278,676
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 0.92% (c)			53,278,677	53,278,677
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.94% (c)			53,278,677	53,278,677

				262,404,379

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 94.0%
0.713%, 11/09/2017 (d)(e)	$50,000,000	$49,992,222
0.831%, 12/07/2017 (d)(e)	82,000,000	81,933,170
0.784%, 01/04/2018 (d)(e)	125,000,000	124,769,722
0.934%, 02/01/2018 (d)(e)	182,500,000	181,972,981
1.111%, 02/22/2018 (d)(e)	150,000,000	149,474,433
0.947%, 03/01/2018 (d)(e)	169,000,000	168,345,487
1.152%, 03/15/2018 (d)(e)	57,000,000	56,749,171
1.116%, 03/29/2018 (d)(e)	120,000,000	119,404,280
1.158%, 04/26/2018 (d)(e)	100,000,000	99,400,400
1.208%, 07/19/2018 (d)(e)	218,000,000	215,925,669
1.232%, 08/16/2018 (d)(e)	181,000,000	179,048,820

		1,427,016,355

TOTAL SHORT-TERM INVESTMENTS (Cost $1,690,255,649)		1,689,420,734

TOTAL INVESTMENTS (Cost $1,739,393,525) - 111.7%		1,696,045,278

LIABILITIES IN EXCESS OF OTHER ASSETS - (11.7)%		(178,048,332)

TOTAL NET ASSETS - 100.0%		$1,517,996,946

Percentages are stated as a percent of net assets.

(a)	Rounds to zero.
(b)	See Note 2.
(c)	Rate shown is the 7-day effective yield.
(d)	All or a portion of this security is held as collateral for derivative contracts.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard

& Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
CALL OPTIONS
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $79.50	20	$1,530,400	$100
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $80.00	220	16,834,400	1,100
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $80.50	505	38,642,600	2,525
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $81.00	756	57,849,120	3,780
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $81.50	805	61,598,600	4,025
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $82.00	575	43,999,000	2,875
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $82.50	350	26,782,000	1,750
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $83.00	225	17,217,000	1,125
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $78.50	295	22,573,400	44,250
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $79.00	750	57,390,000	75,000
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $79.50	965	73,841,800	57,900
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $80.00	740	56,624,800	29,600
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $80.50	450	34,434,000	11,250
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $81.00	90	6,886,800	1,350
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $81.50	25	1,913,000	250
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $131.50	180	14,963,625	186,750
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $132.00	395	32,836,844	311,062
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $132.50	120	9,975,750	68,250
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $133.00	325	27,017,656	125,937

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $133.50	250	$20,782,813	$60,937
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $134.00	75	6,234,844	11,250
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $134.50	250	20,782,813	20,312
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $135.00	225	18,704,531	9,844
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $135.50	325	27,017,656	8,125
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $136.00	300	24,939,375	3,750
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $136.50	207	17,208,169	1,294
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $137.00	150	12,469,688	937
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $137.50	250	20,782,813	1,562
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $138.00	375	31,174,219	2,344
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $138.50	300	24,939,375	1,875
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $139.00	225	18,704,531	1,406
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $139.50	200	16,626,250	1,250
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $140.00	225	18,704,531	1,406
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $140.50	125	10,391,406	781
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $141.00	25	2,078,281	156
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $132.50	200	16,626,250	206,250
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $133.00	175	14,547,969	149,844
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $133.50	325	27,017,656	229,531
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $134.00	550	45,722,188	319,687
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $134.50	450	37,409,063	210,938
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $135.00	350	29,095,938	131,250
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $135.50	300	24,939,375	90,000
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $136.00	275	22,861,094	65,313
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $136.50	178	14,797,363	33,375
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $137.00	125	10,391,406	17,969
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $80.50	295	22,884,625	1,475
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $81.00	195	15,127,125	975
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $81.50	350	27,151,250	1,750
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $82.00	380	29,478,500	1,900
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $82.50	330	25,599,750	1,650
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $83.00	380	29,478,500	1,900
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $83.50	465	36,072,375	2,325
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $84.00	415	32,193,625	2,075
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $84.50	125	9,696,875	625
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $79.50	125	9,696,875	17,500
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $80.00	125	9,696,875	11,250
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $80.50	475	36,848,125	23,750
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $81.00	1,066	82,694,950	37,310
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $81.50	975	75,635,625	19,500
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $82.00	870	67,490,250	13,050
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $82.50	250	19,393,750	2,500
CBOE Volatility Index, Expires 11/08/2017, Strike Price $21.00	1,000	1,018,000	7,500
CBOE Volatility Index, Expires 11/15/2017, Strike Price $15.00	2,000	2,036,000	60,000
CBOE Volatility Index, Expires 11/15/2017, Strike Price $16.00	3,000	3,054,000	75,000
CBOE Volatility Index, Expires 11/15/2017, Strike Price $17.00	1,000	1,018,000	20,000
CBOE Volatility Index, Expires 11/15/2017, Strike Price $20.00	1,000	1,018,000	12,500
CBOE Volatility Index, Expires 11/15/2017, Strike Price $21.00	2,200	2,239,600	27,500
CBOE Volatility Index, Expires 11/15/2017, Strike Price $23.00	4,000	4,072,000	40,000
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1,950.00	20	418,800	28,800
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $2,000.00	340	7,119,600	323,000
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $2,050.00	220	4,606,800	105,600
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $2,100.00	505	10,574,700	80,800
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $2,150.00	285	5,967,900	14,250
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $2,200.00	260	5,444,400	5,200
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $2,250.00	100	2,094,000	1,000
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $2,300.00	40	837,600	400
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $2,150.00	50	1,044,500	18,000

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $2,200.00	160	$3,342,400	$36,800
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $2,250.00	115	2,402,350	17,250
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $2,300.00	60	1,253,400	6,000
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $125.00	75	3,518,438	62,437
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $127.50	280	13,135,500	140,700
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $130.00	227	10,649,138	68,100
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $132.50	190	8,913,375	34,912
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $135.00	245	11,493,563	28,481
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $137.50	70	3,283,875	5,512
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $140.00	515	24,159,938	27,038
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $145.00	120	5,629,500	3,150
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $147.50	10	469,125	188
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $150.00	40	1,876,500	600
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $160.00	150	7,036,875	563
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $132.50	105	5,063,625	105,131
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $135.00	30	1,446,750	23,062
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $137.50	95	4,581,375	56,287
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $140.00	135	6,510,375	61,762
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $142.50	70	3,375,750	24,937
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $345.00	100	1,728,750	25,000
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $355.00	1,200	20,745,000	105,000
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $360.00	1,600	27,660,000	80,000
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $365.00	1,333	23,044,238	41,656
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $370.00	1,425	24,634,688	35,625
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $375.00	825	14,262,188	15,469
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $380.00	250	4,321,875	3,125
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $365.00	100	1,797,500	25,009
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $370.00	450	8,088,750	73,125
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $375.00	625	11,234,375	66,406
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $380.00	401	7,207,975	30,075
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $385.00	175	3,145,625	9,844
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $67.00	75	2,564,250	63,000
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $68.00	200	6,838,000	104,000
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $69.00	610	20,855,900	183,000
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $70.00	1,270	43,421,300	215,900
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $71.00	750	25,642,500	71,250
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $72.00	460	15,727,400	27,600
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $73.00	378	12,923,820	15,120
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $74.00	330	11,282,700	8,250
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $75.00	365	12,479,350	7,300
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $76.00	82	2,803,580	1,230
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $52.00	250	13,595,000	667,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $52.50	400	21,752,000	908,000
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $53.00	491	26,700,580	927,990
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $53.50	575	31,268,500	891,250
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $54.00	800	43,504,000	1,000,000
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $54.50	525	28,549,500	514,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $55.00	500	27,190,000	385,000
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $55.50	625	33,987,500	368,750
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $56.00	325	17,673,500	146,250
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $56.50	175	9,516,500	59,500
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $53.50	150	8,188,500	364,500
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $54.00	125	6,823,750	266,250
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $54.50	300	16,377,000	555,000
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $55.00	450	24,565,500	720,000
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $55.50	445	24,292,550	609,650
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $56.00	561	30,624,990	656,370
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $56.50	570	31,116,300	558,600

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $57.00	123	$6,714,570	$100,860
DAX Index, Expires 12/15/2017, Strike Price EUR 12,750.00	750	57,789,218	2,391,145
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.215	300	43,803,750	1,875
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.220	300	43,803,750	1,875
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.225	325	47,454,063	2,031
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.230	350	51,104,375	2,188
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.235	200	29,202,500	1,250
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.190	200	29,202,500	60,000
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.195	150	21,901,875	31,875
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.200	200	29,202,500	30,000
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.205	250	36,503,125	25,000
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.210	175	25,552,188	13,125
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.215	100	14,601,250	5,625
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.220	25	3,650,313	1,094
Euro Stoxx 50 Index, Expires 12/15/2017, Strike Price EUR 3,550.00	2,700	115,549,168	4,689,335
Euro-Bund Future, December 2017 Settlement, Expires 11/24/2017, Strike Price EUR 163.00	360	68,248,532	205,479
Euro-Bund Future, December 2017 Settlement, Expires 11/24/2017, Strike Price EUR 163.50	304	57,632,094	102,693
FTSE 100 Index, Expires 12/15/2017, Strike Price GBP 7,300.00	750	74,639,209	2,032,061
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,295.00	250	31,762,500	125,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,300.00	450	57,172,500	184,500
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,305.00	350	44,467,500	119,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,310.00	400	50,820,000	112,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,315.00	400	50,820,000	92,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,320.00	350	44,467,500	66,500
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,325.00	350	44,467,500	56,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,330.00	300	38,115,000	39,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,335.00	300	38,115,000	33,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,340.00	125	15,881,250	11,250
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,345.00	50	6,352,500	4,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,400.00	100	12,705,000	2,000
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $90.00	175	19,279,531	5,469
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $90.50	200	22,033,750	3,750
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $91.00	425	46,821,719	5,313
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $91.50	425	46,821,719	2,656
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $92.00	631	69,516,481	3,944
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $92.50	550	60,592,813	3,438
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $93.00	550	60,592,813	3,438
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $93.50	385	42,414,969	2,406
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $94.00	150	16,525,313	938
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $94.50	125	13,771,094	781
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $90.00	25	2,754,219	10,000
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $90.50	25	2,754,219	7,500
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $91.00	50	5,508,438	11,250
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $91.50	50	5,508,438	8,750
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $92.00	25	2,754,219	3,438
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $92.50	25	2,754,219	2,500
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $58.00	50	1,360,000	205,000
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $60.00	100	2,720,000	336,000
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $62.00	310	8,432,000	824,600
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $63.00	235	6,392,000	547,550
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $64.00	605	16,456,000	1,216,050
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $65.00	210	5,712,000	357,000
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $66.00	230	6,256,000	324,300
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $67.00	230	6,256,000	262,200
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $68.00	222	6,038,400	197,580
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $69.00	171	4,651,200	116,280
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $70.00	20	544,000	10,000
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $70.00	260	7,592,000	543,400

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $71.00	205	$5,986,000	$375,150
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $72.00	200	5,840,000	316,000
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $73.00	260	7,592,000	351,000
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $74.00	230	6,716,000	259,900
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $75.00	218	6,365,600	202,740
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $76.00	80	2,336,000	60,000
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $77.00	40	1,168,000	24,000
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $117.00	59	2,964,750	203,550
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $119.00	134	6,733,500	355,100
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $120.00	200	10,050,000	452,000
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $121.00	193	9,698,250	360,910
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $122.00	75	3,768,750	111,750
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $113.00	30	1,507,500	154,200
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $114.00	180	9,045,000	856,800
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $115.00	190	9,547,500	832,200
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $116.00	195	9,798,750	781,950
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $117.00	91	4,572,750	332,150
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $118.00	134	6,733,500	442,200
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $119.00	95	4,773,750	281,200
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $120.00	80	4,020,000	210,400
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $121.00	110	5,527,500	255,200
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $122.00	65	3,266,250	131,950
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $123.00	60	3,015,000	105,600
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $124.00	40	2,010,000	60,400
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $130.00	115	5,778,750	58,650
NASDAQ 100 Stock Index, Expires 12/15/2017, Strike Price $5,675.00	80	49,988,456	4,741,200
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.05	100	2,896,000	60,800
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.10	90	2,606,400	44,100
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.15	325	9,412,000	128,050
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.20	405	11,728,800	127,575
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.25	669	19,374,240	167,919
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.30	525	15,204,000	104,475
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.35	560	16,217,600	88,480
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.40	540	15,638,400	68,040
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.45	520	15,059,200	52,000
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.50	730	21,140,800	58,400
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.55	485	14,045,600	31,040
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.60	336	9,730,560	17,136
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.65	233	6,747,680	9,553
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.70	130	3,764,800	4,290
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.75	150	4,344,000	4,050
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.80	150	4,344,000	3,300
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.85	100	2,896,000	1,800
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.15	45	1,361,700	65,748
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.20	120	3,631,200	151,440
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.25	200	6,052,000	223,600
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.30	313	9,471,380	309,557
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.35	315	9,531,900	275,310
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.40	365	11,044,900	281,780
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.45	240	7,262,400	163,440
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.50	420	12,709,200	252,000
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.55	225	6,808,500	119,025
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.60	175	5,295,500	81,550
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.65	98	2,965,480	40,180
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.75	60	1,815,600	19,080
Natural Gas Future, February 2018 Settlement, Expires 01/26/2018, Strike Price $3.25	100	3,030,000	170,600
Natural Gas Future, February 2018 Settlement, Expires 01/26/2018, Strike Price $3.50	100	3,030,000	117,379
Nikkei 225 Index, Expires 12/08/2017, Strike Price JPY 16,000.00	700	135,509,670	37,060,815

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Russell 2000 Index, Expires 12/15/2017, Strike Price $1,400.00	900	$135,249,570	$9,774,000
S&P 500 Index, Expires 12/15/2017, Strike Price $2,400.00	1,900	489,299,400	33,839,000
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $17.25	270	22,535,550	152,550
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $17.50	229	19,113,485	87,020
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $17.75	250	20,866,250	67,500
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $18.00	142	11,852,030	27,690
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $18.25	22	1,836,230	3,300
Silver Future, March 2018 Settlement, Expires 12/26/2017, Strike Price $18.00	20	1,679,000	11,600
Silver Future, March 2018 Settlement, Expires 12/26/2017, Strike Price $18.25	40	3,358,000	18,000
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $980.00	100	4,923,750	64,672
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $990.00	220	10,832,250	81,125
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,000.00	490	24,126,375	101,063
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,010.00	305	15,017,438	34,313
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,020.00	470	23,141,625	29,375
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,030.00	450	22,156,875	16,875
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,040.00	355	17,479,313	8,875
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,050.00	100	4,923,750	1,875
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,060.00	75	3,692,813	938
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,070.00	50	2,461,875	625
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $980.00	135	6,647,063	118,125
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $990.00	60	2,954,250	40,855
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $1,000.00	506	24,914,175	234,025
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $1,010.00	101	4,972,988	33,456
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $1,020.00	220	10,832,250	50,875
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $1,030.00	170	8,370,375	27,625
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $1,040.00	925	45,544,688	109,844
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $14.25	280	4,622,464	178,752
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $14.50	520	8,584,576	227,136
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $14.75	360	5,943,168	100,800
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $15.00	500	8,254,400	84,000
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $15.25	355	5,860,624	31,808
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $15.50	180	2,971,584	10,080
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $15.75	120	1,981,056	4,032
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $16.00	140	2,311,232	3,136
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $16.25	80	1,320,704	896
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $14.50	240	3,962,112	153,216
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $14.75	440	7,263,872	216,832
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $15.00	393	6,487,958	149,654
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $15.25	485	8,006,768	135,800
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $15.50	485	8,006,768	103,208
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $15.75	255	4,209,744	39,984
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $16.00	140	2,311,232	15,680
Sugar Future, March 2018 Settlement, Expires 01/16/2018, Strike Price $15.25	23	379,702	9,531
Sugar Future, March 2018 Settlement, Expires 01/16/2018, Strike Price $15.50	60	990,528	20,160
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $125.00	250	31,234,375	113,281
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $125.50	400	49,975,000	100,000
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $125.75	175	21,864,063	32,813
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $126.00	325	40,604,688	40,625
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $126.50	400	49,975,000	25,000
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $127.00	375	46,851,563	11,719
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $127.50	375	46,851,563	5,859

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $128.00	75	$9,370,313	$1,172
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $152.00	200	30,493,760	287,500
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $153.00	150	22,870,320	138,281
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $154.00	100	15,246,880	56,250
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $156.00	400	60,987,520	75,000
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $157.00	400	60,987,520	43,750
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $158.00	400	60,987,520	31,250
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $159.00	344	52,449,267	16,125
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $435.00	85	1,778,625	11,156
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $440.00	315	6,591,375	31,500
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $445.00	172	3,599,100	12,900
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $450.00	601	12,575,925	33,806
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $455.00	470	9,834,750	20,563
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $460.00	460	9,625,500	14,375
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $465.00	390	8,160,750	9,750
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $470.00	435	9,102,375	8,156
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $475.00	305	6,382,125	3,813
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $480.00	318	6,654,150	3,975
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $485.00	313	6,549,525	3,913
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $490.00	294	6,151,950	1,838
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $450.00	20	436,000	6,827
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $455.00	35	763,000	9,406
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $460.00	70	1,526,000	15,313
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $465.00	70	1,526,000	12,250
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $470.00	85	1,853,000	12,219
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $475.00	25	545,000	2,969
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $480.00	80	1,744,000	8,000
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $485.00	60	1,308,000	4,875
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $490.00	60	1,308,000	4,125
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $495.00	60	1,308,000	3,375

TOTAL CALL OPTIONS (Premiums Received $99,252,085)			130,787,993

PUT OPTIONS
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $76.00	75	5,739,000	7,500
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $76.50	165	12,625,800	44,550
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $77.00	430	32,903,600	249,400
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $77.50	630	48,207,600	636,300
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $78.00	775	59,303,000	1,154,750
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $78.50	750	57,390,000	1,485,000
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $79.00	725	55,477,000	1,798,000
Australian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $79.50	75	5,739,000	223,500
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $75.00	25	1,913,000	6,750
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $75.50	215	16,451,800	83,850
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $76.00	485	37,112,200	266,750
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $76.50	595	45,529,400	458,150
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $77.00	403	30,837,560	415,090
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $77.50	350	26,782,000	472,500
Australian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $78.00	150	11,478,000	258,000
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $125.50	20	1,662,625	125
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $126.00	20	1,662,625	125

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $126.50	20	$1,662,625	$125
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $128.50	100	8,313,125	625
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $129.00	150	12,469,688	937
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $129.50	225	18,704,531	2,812
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $130.00	275	22,861,094	5,156
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $130.50	250	20,782,813	7,812
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $131.00	450	37,409,063	25,312
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $131.50	350	29,095,938	32,812
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $132.00	300	24,939,375	46,875
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $132.50	400	33,252,500	100,000
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $133.00	250	20,782,813	95,312
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $133.50	350	29,095,938	192,500
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $134.00	400	33,252,500	307,500
British Pound Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $134.50	250	20,782,813	253,125
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $127.00	75	6,234,844	4,687
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $127.50	111	9,227,569	9,019
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $128.00	158	13,134,738	15,800
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $128.50	250	20,782,813	32,812
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $129.00	226	18,787,663	36,725
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $129.50	300	24,939,375	60,000
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $130.00	390	32,421,188	97,500
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $130.50	300	24,939,375	95,625
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $131.00	75	6,234,844	29,531
British Pound Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $131.50	50	4,156,563	24,062
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $77.50	20	1,551,500	5,200
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $78.00	141	10,938,075	78,960
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $78.50	310	24,048,250	300,700
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $79.00	385	29,866,375	554,400
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $79.50	545	42,278,375	1,051,850
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $80.00	660	51,199,500	1,603,800
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $80.50	740	57,405,500	2,168,200
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $81.00	625	48,484,375	2,137,500
Canadian Dollar Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $81.50	600	46,545,000	2,352,000
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $77.00	76	5,895,700	37,240
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $77.50	475	36,848,125	327,750
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $78.00	825	63,999,375	792,000
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $78.50	884	68,576,300	1,131,520
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $79.00	925	71,756,875	1,526,250
Canadian Dollar Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $79.50	350	27,151,250	721,000
CBOE Volatility Index, Expires 11/15/2017, Strike Price $11.50	140	142,520	14,000
CBOE Volatility Index, Expires 11/15/2017, Strike Price $12.50	126	128,268	22,050
CBOE Volatility Index, Expires 11/15/2017, Strike Price $13.00	1,330	1,353,940	292,600
CBOE Volatility Index, Expires 11/15/2017, Strike Price $13.50	1,200	1,221,600	318,000
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1,650.00	20	418,800	200
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1,700.00	100	2,094,000	1,000
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1,750.00	240	5,025,600	2,400
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1,800.00	320	6,700,800	3,200
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1,850.00	240	5,025,600	2,400
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1,900.00	250	5,235,000	2,500
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1,950.00	262	5,486,280	2,620
Cocoa Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $2,000.00	100	2,094,000	1,000
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $1,900.00	45	940,050	3,150
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $1,950.00	165	3,446,850	23,100
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $2,000.00	180	3,760,200	43,200
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $2,050.00	120	2,506,800	49,200
Cocoa Future, March 2018 Settlement, Expires 12/01/2017, Strike Price $2,100.00	40	835,600	26,000
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $117.50	90	4,222,125	4,725
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $120.00	609	28,569,713	91,350

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $122.50	275	$12,900,938	$106,219
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $125.00	325	15,246,563	258,375
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $127.50	80	3,753,000	112,200
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $130.00	360	16,888,500	769,500
Coffee ‘C’ Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $132.50	60	2,814,750	177,525
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $120.00	45	2,170,125	14,344
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $122.50	70	3,375,750	37,537
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $125.00	70	3,375,750	59,850
Coffee ‘C’ Future, March 2018 Settlement, Expires 12/08/2017, Strike Price $127.50	90	4,340,250	116,437
Corn Future, November 2017 Settlement, Expires 11/03/2017, Strike Price $350.00	200	3,457,500	47,500
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $330.00	847	14,642,513	26,469
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $335.00	1,483	25,637,363	83,419
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $340.00	1,595	27,573,563	179,437
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $345.00	1,612	27,867,450	342,550
Corn Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $350.00	1,702	29,423,325	606,337
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $345.00	200	3,595,000	18,750
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $350.00	400	7,190,000	62,500
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $355.00	347	6,237,325	84,581
Corn Future, March 2018 Settlement, Expires 12/21/2017, Strike Price $360.00	200	3,595,000	71,250
Corn Future, March 2018 Settlement, Expires 01/26/2018, Strike Price $345.00	50	898,750	8,942
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $60.00	10	341,900	100
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $61.00	10	341,900	100
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $62.00	70	2,393,300	700
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $63.00	250	8,547,500	2,500
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $64.00	317	10,838,230	4,755
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $65.00	760	25,984,400	19,000
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $66.00	300	10,257,000	18,000
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $67.00	535	18,291,650	80,250
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $68.00	20	683,800	6,600
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $69.00	25	854,750	15,250
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $71.00	250	8,547,500	351,250
Cotton Future, December 2017 Settlement, Expires 11/10/2017, Strike Price $73.00	48	1,641,120	112,800
Cotton Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $65.00	250	8,542,500	55,000
Cotton Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $66.00	200	6,834,000	68,000
Cotton Future, March 2018 Settlement, Expires 02/09/2018, Strike Price $65.00	100	3,417,000	53,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $45.50	75	4,078,500	750
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $46.00	275	14,954,500	5,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $46.50	275	14,954,500	5,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $47.00	275	14,954,500	8,250
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $47.50	375	20,392,500	11,250
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $48.00	450	24,471,000	18,000
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $48.50	550	29,909,000	27,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $49.00	575	31,268,500	34,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $49.50	425	23,111,500	34,000
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $50.00	575	31,268,500	57,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $50.50	520	28,277,600	67,600
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $51.00	650	35,347,000	110,500
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $51.50	650	35,347,000	143,000
Crude Oil Future, December 2017 Settlement, Expires 11/15/2017, Strike Price $52.00	375	20,392,500	108,750
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $47.00	100	5,459,000	18,000
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $47.50	100	5,459,000	21,000
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $48.00	200	10,918,000	50,000
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $48.50	475	25,930,250	137,750
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $49.00	400	21,836,000	136,000
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $49.50	415	22,654,850	166,000
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $50.00	350	19,106,500	164,500
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $50.50	325	17,741,750	178,750
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $51.00	100	5,459,000	64,000

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $51.50	125	$6,823,750	$93,750
Crude Oil Future, January 2018 Settlement, Expires 12/14/2017, Strike Price $52.00	75	4,094,250	65,250
DAX Index, Expires 11/03/2017, Strike Price EUR 13,050.00	80	6,164,183	5,918
DAX Index, Expires 11/03/2017, Strike Price EUR 13,100.00	435	33,517,746	45,604
DAX Index, Expires 11/03/2017, Strike Price EUR 13,150.00	320	24,656,733	49,203
DAX Index, Expires 11/03/2017, Strike Price EUR 13,200.00	80	6,164,183	18,311
DAX Index, Expires 11/10/2017, Strike Price EUR 13,050.00	140	10,787,321	28,865
DAX Index, Expires 11/10/2017, Strike Price EUR 13,100.00	110	8,475,752	28,958
DAX Index, Expires 11/10/2017, Strike Price EUR 13,150.00	120	9,246,275	40,677
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.165	300	43,803,750	93,750
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.170	350	51,104,375	210,000
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.175	306	44,679,825	313,650
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.180	338	49,352,225	523,900
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.185	350	51,104,375	748,125
Euro Fx Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $1.190	350	51,104,375	962,500
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.140	25	3,650,313	4,688
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.145	100	14,601,250	26,250
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.150	110	16,061,375	41,250
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.155	200	29,202,500	105,000
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.160	225	32,852,813	160,313
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.165	225	32,852,813	216,563
Euro Fx Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $1.170	150	21,901,875	191,250
Euro Stoxx 50 Index, Expires 11/03/2017, Strike Price EUR 3,525.00	100	4,279,599	582
Euro Stoxx 50 Index, Expires 11/03/2017, Strike Price EUR 3,550.00	1,000	42,795,988	6,989
Euro Stoxx 50 Index, Expires 11/03/2017, Strike Price EUR 3,575.00	1,150	49,215,386	10,717
Euro Stoxx 50 Index, Expires 11/03/2017, Strike Price EUR 3,600.00	350	14,978,596	4,892
Euro Stoxx 50 Index, Expires 11/03/2017, Strike Price EUR 3,625.00	400	17,118,395	8,853
Euro Stoxx 50 Index, Expires 11/10/2017, Strike Price EUR 3,575.00	50	2,139,799	1,864
Euro Stoxx 50 Index, Expires 11/10/2017, Strike Price EUR 3,600.00	850	36,376,590	44,556
Euro Stoxx 50 Index, Expires 11/10/2017, Strike Price EUR 3,625.00	850	36,376,590	68,318
Euro Stoxx 50 Index, Expires 11/10/2017, Strike Price EUR 3,650.00	50	2,139,799	6,348
Euro-Bund Future, December 2017 Settlement, Expires 11/24/2017, Strike Price EUR 160.50	61	9,927,750	6,395
Euro-Bund Future, December 2017 Settlement, Expires 11/24/2017, Strike Price EUR 161.00	400	65,100,000	69,891
Euro-Bund Future, December 2017 Settlement, Expires 11/24/2017, Strike Price EUR 161.50	450	73,237,500	115,320
Euro-Bund Future, December 2017 Settlement, Expires 11/24/2017, Strike Price EUR 162.00	275	44,756,250	108,913
FTSE 100 Index, Expires 11/17/2017, Strike Price GBP 7,325.00	20	1,990,379	4,117
FTSE 100 Index, Expires 11/17/2017, Strike Price GBP 7,350.00	170	16,918,221	41,770
FTSE 100 Index, Expires 11/17/2017, Strike Price GBP 7,375.00	360	35,826,821	105,189
FTSE 100 Index, Expires 11/17/2017, Strike Price GBP 7,400.00	360	35,826,821	126,705
FTSE 100 Index, Expires 11/17/2017, Strike Price GBP 7,425.00	360	35,826,821	157,784
FTSE 100 Index, Expires 11/17/2017, Strike Price GBP 7,450.00	80	7,961,516	43,563
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,225.00	100	12,705,000	16,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,230.00	200	25,410,000	40,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,235.00	331	42,053,550	86,060
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,240.00	425	53,996,250	140,250
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,245.00	550	69,877,500	231,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,250.00	628	79,787,400	339,120
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,255.00	600	76,230,000	402,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,260.00	600	76,230,000	504,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,265.00	275	34,938,750	288,750
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,270.00	50	6,352,500	64,000
Gold Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $1,300.00	50	6,352,500	168,000
HG Copper Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $297.00	10	775,250	4,625
HG Copper Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $298.00	10	775,250	5,000
HG Copper Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $299.00	10	775,250	5,625
HG Copper Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $300.00	10	775,250	6,125
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $86.00	75	8,262,656	469
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $86.50	75	8,262,656	1,406

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $87.00	50	$5,508,438	$2,813
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $87.50	244	26,881,175	39,650
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $88.00	350	38,559,063	131,250
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $88.50	500	55,084,375	362,500
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $89.00	400	44,067,500	485,000
Japanese Yen Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $89.50	250	27,542,188	440,625
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $85.50	25	2,754,219	3,750
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $86.00	50	5,508,438	11,875
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $86.50	100	11,016,875	36,250
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $87.00	100	11,016,875	52,500
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $87.50	125	13,771,094	93,750
Japanese Yen Future, December 2017 Settlement, Expires 12/08/2017, Strike Price $88.00	150	16,525,313	153,750
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $50.00	10	272,000	200
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $51.00	25	680,000	500
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $52.00	50	1,360,000	1,500
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $53.00	99	2,692,800	3,960
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $54.00	165	4,488,000	8,250
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $55.00	193	5,249,600	11,580
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $56.00	205	5,576,000	14,350
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $57.00	235	6,392,000	18,800
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $58.00	225	6,120,000	22,500
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $59.00	225	6,120,000	29,250
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $60.00	210	5,712,000	33,600
Lean Hogs Future, December 2017 Settlement, Expires 12/14/2017, Strike Price $61.00	240	6,528,000	48,000
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $61.00	65	1,898,000	13,650
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $62.00	160	4,672,000	40,000
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $63.00	185	5,402,000	53,650
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $64.00	190	5,548,000	64,600
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $65.00	220	6,424,000	90,200
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $66.00	190	5,548,000	91,200
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $67.00	220	6,424,000	123,200
Lean Hogs Future, February 2018 Settlement, Expires 02/14/2018, Strike Price $68.00	60	1,752,000	39,600
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $111.00	45	2,261,250	450
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $112.00	135	6,783,750	1,350
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $113.00	240	12,060,000	2,400
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $114.00	255	12,813,750	2,550
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $115.00	245	12,311,250	2,450
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $116.00	220	11,055,000	2,200
Live Cattle Future, December 2017 Settlement, Expires 11/03/2017, Strike Price $117.00	155	7,788,750	1,550
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $108.00	30	1,507,500	900
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $109.00	45	2,261,250	1,800
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $110.00	15	753,750	750
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $111.00	45	2,261,250	2,700
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $112.00	70	3,517,500	4,900
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $113.00	100	5,025,000	9,000
Live Cattle Future, December 2017 Settlement, Expires 12/01/2017, Strike Price $114.00	100	5,025,000	11,000
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $5,950.00	10	6,248,557	11,250
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $5,960.00	10	6,248,557	11,950
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $5,970.00	10	6,248,557	12,650
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $5,975.00	10	6,248,557	12,800
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $5,980.00	10	6,248,557	13,200
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $5,990.00	10	6,248,557	14,000
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $6,000.00	10	6,248,557	14,900
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $6,010.00	10	6,248,557	15,850
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $6,020.00	10	6,248,557	16,650
NASDAQ 100 Stock Index, Expires 11/17/2017, Strike Price $6,025.00	10	6,248,557	17,200
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $2.75	490	14,190,400	245,490
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $2.80	465	13,466,400	319,920

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $2.85	480	$13,900,800	$436,800
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $2.90	525	15,204,000	614,250
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $2.95	560	16,217,600	819,840
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.00	1,535	44,453,600	2,749,185
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.05	615	17,810,400	1,320,405
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.10	440	12,742,400	1,112,320
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.15	550	15,928,000	1,612,600
Natural Gas Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $3.20	625	18,100,000	2,095,000
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $2.75	120	3,631,200	84,240
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $2.80	210	6,354,600	181,650
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $2.85	180	5,446,800	189,900
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $2.90	30	907,800	38,040
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $2.95	45	1,361,700	67,635
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.00	400	12,104,000	704,400
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.05	60	1,815,600	122,460
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.10	300	9,078,000	702,300
Natural Gas Future, January 2018 Settlement, Expires 12/26/2017, Strike Price $3.25	700	21,182,000	2,347,800
Natural Gas Future, February 2018 Settlement, Expires 01/26/2018, Strike Price $3.00	100	3,030,000	222,379
Natural Gas Future, February 2018 Settlement, Expires 01/26/2018, Strike Price $3.25	100	3,030,000	389,900
Nikkei 225 Index, Expires 11/10/2017, Strike Price JPY 20,000.00	100	19,358,524	2,639
Nikkei 225 Index, Expires 11/10/2017, Strike Price JPY 20,125.00	100	19,358,524	2,639
Nikkei 225 Index, Expires 11/10/2017, Strike Price JPY 20,250.00	225	43,556,680	9,894
Nikkei 225 Index, Expires 11/10/2017, Strike Price JPY 20,375.00	250	48,396,311	13,192
Nikkei 225 Index, Expires 11/10/2017, Strike Price JPY 20,500.00	225	43,556,680	11,873
Nikkei 225 Index, Expires 11/10/2017, Strike Price JPY 20,625.00	250	48,396,311	17,589
Russell 2000 Index, Expires 11/03/2017, Strike Price $1,475.00	25	3,756,933	4,313
Russell 2000 Index, Expires 11/03/2017, Strike Price $1,480.00	50	7,513,865	11,375
Russell 2000 Index, Expires 11/03/2017, Strike Price $1,485.00	125	18,784,663	37,813
Russell 2000 Index, Expires 11/03/2017, Strike Price $1,490.00	150	22,541,595	60,750
Russell 2000 Index, Expires 11/03/2017, Strike Price $1,495.00	175	26,298,528	95,375
S&P 500 Index, Expires 11/01/2017, Strike Price $2,555.00	75	19,314,450	4,500
S&P 500 Index, Expires 11/01/2017, Strike Price $2,560.00	200	51,505,200	17,000
S&P 500 Index, Expires 11/01/2017, Strike Price $2,565.00	100	25,752,600	13,250
S&P 500 Index, Expires 11/03/2017, Strike Price $2,550.00	100	25,752,600	18,750
S&P 500 Index, Expires 11/03/2017, Strike Price $2,555.00	175	45,067,050	42,000
S&P 500 Index, Expires 11/03/2017, Strike Price $2,560.00	175	45,067,050	52,500
S&P 500 Index, Expires 11/03/2017, Strike Price $2,565.00	175	45,067,050	67,375
S&P 500 Index, Expires 11/06/2017, Strike Price $2,555.00	100	25,752,600	31,500
S&P 500 Index, Expires 11/06/2017, Strike Price $2,560.00	100	25,752,600	39,700
S&P 500 Index, Expires 11/06/2017, Strike Price $2,565.00	100	25,752,600	48,500
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $15.75	40	3,338,600	8,600
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $16.00	200	16,693,000	72,000
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $16.25	280	23,370,200	170,800
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $16.50	210	17,527,650	214,200
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $16.75	180	15,023,700	290,700
Silver Future, December 2017 Settlement, Expires 11/27/2017, Strike Price $17.25	50	4,173,250	167,500
Silver Future, March 2018 Settlement, Expires 12/26/2017, Strike Price $16.00	20	1,679,000	15,200
Silver Future, March 2018 Settlement, Expires 12/26/2017, Strike Price $16.25	20	1,679,000	21,700
Silver Future, March 2018 Settlement, Expires 12/26/2017, Strike Price $16.50	20	1,679,000	30,600
Silver Future, March 2018 Settlement, Expires 12/26/2017, Strike Price $16.75	40	3,358,000	83,800
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $930.00	125	6,154,688	3,125
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $940.00	365	17,971,688	13,687
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $950.00	415	20,433,563	23,344
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $960.00	405	19,941,188	43,031
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $970.00	222	10,930,725	45,788
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $980.00	180	8,862,750	67,500
Soybean Future, January 2018 Settlement, Expires 11/24/2017, Strike Price $1,000.00	100	4,923,750	96,875
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $920.00	100	4,923,750	5,000

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $930.00	20	$984,750	$1,375
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $950.00	254	12,506,325	44,450
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $960.00	360	17,725,500	99,000
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $970.00	180	8,862,750	76,500
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $980.00	275	13,540,313	175,312
Soybean Future, January 2018 Settlement, Expires 12/22/2017, Strike Price $990.00	90	4,431,375	81,000
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $12.75	21	346,685	235
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $13.00	630	10,400,544	7,056
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $13.25	148	2,443,302	1,658
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $13.50	415	6,851,152	4,648
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $13.75	415	6,851,152	9,296
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $14.00	401	6,620,029	17,965
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $14.25	80	1,320,704	7,168
Sugar Future, March 2018 Settlement, Expires 11/15/2017, Strike Price $14.75	125	2,063,600	36,400
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $12.75	20	330,176	448
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $13.00	220	3,631,936	7,392
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $13.25	360	5,943,168	16,128
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $13.50	380	6,273,344	29,792
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $13.75	350	5,778,080	43,120
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $14.00	295	4,870,096	52,864
Sugar Future, March 2018 Settlement, Expires 12/15/2017, Strike Price $14.25	95	1,568,336	25,536
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $123.00	25	3,123,438	1,172
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $123.50	428	53,473,250	40,125
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $123.75	125	15,617,188	15,625
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $124.00	450	56,221,875	77,344
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $124.25	181	22,613,688	42,422
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $124.50	500	62,468,750	156,250
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $125.00	50	6,246,875	25,781
U.S. Treasury 10-Year Note Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $125.50	50	6,246,875	40,625
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $148.00	50	7,623,440	6,250
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $149.00	131	19,973,413	26,609
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $150.00	375	57,175,800	134,766
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $151.00	300	45,740,640	182,813
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $152.00	250	38,117,200	242,188
U.S. Treasury Long Bond Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $153.00	300	45,740,640	435,938
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $410.00	100	2,092,500	21,250
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $415.00	253	5,294,025	79,063
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $420.00	619	12,952,575	266,944
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $425.00	468	9,792,900	272,025
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $430.00	653	13,664,025	493,831
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $435.00	605	12,659,625	578,531
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $440.00	501	10,483,425	588,675
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $445.00	200	4,185,000	280,000
Wheat Future, December 2017 Settlement, Expires 11/24/2017, Strike Price $450.00	120	2,511,000	195,750

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT USD	FAIR VALUE
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $415.00	40	$872,000	$4,654
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $420.00	40	872,000	6,654
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $425.00	115	2,507,000	38,094
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $430.00	100	2,180,000	43,750
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $435.00	40	872,000	22,250
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $440.00	40	872,000	28,000
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $445.00	40	872,000	34,250
Wheat Future, March 2018 Settlement, Expires 12/22/2017, Strike Price $450.00	40	872,000	41,250

TOTAL PUT OPTIONS (Premiums Received $55,747,017)			63,696,633

	COUNTERPARTY(a)	NOTIONAL AMOUNT	NOTIONAL AMOUNT USD
OTC CALL OPTIONS
Brazilian Real, Expires 11/08/2017, Strike Price $3.31	A	100,000,000	$100,000,000	361,000
Brazilian Real, Expires 11/13/2017, Strike Price $3.25	A	50,000,000	50,000,000	699,950
Brazilian Real, Expires 11/16/2017, Strike Price $3.21	A	100,000,000	100,000,000	2,296,200
Brazilian Real, Expires 11/16/2017, Strike Price $3.32	A	30,000,000	30,000,000	195,600
Chilean Peso, Expires 11/22/2017, Strike Price $635.50	A	50,000,000	50,000,000	468,500
Indian Rupee, Expires 11/09/2017, Strike Price $65.65	A	50,000,000	50,000,000	23,850
Mexican Peso, Expires 11/01/2017, Strike Price $18.53	B	150,000,000	150,000,000	5,130,000
Mexican Peso, Expires 12/18/2017, Strike Price $19.75	B	150,000,000	150,000,000	1,425,000
Norwegian Krone, Expires 11/02/2017, Strike Price EUR 9.50	B	60,000,000	69,890,970	201,286
Norwegian Krone, Expires 11/10/2017, Strike Price EUR 9.55	B	125,000,000	145,606,188	369,956
Polish Zloty, Expires 11/09/2017, Strike Price EUR 4.28	B	65,000,000	75,715,218	64,358
Polish Zloty, Expires 11/28/2017, Strike Price EUR 4.30	B	100,000,000	116,484,950	241,823
Russian Ruble, Expires 11/03/2017, Strike Price $58.40	A	40,000,000	40,000,000	212,840
Russian Ruble, Expires 11/09/2017, Strike Price $60.00	A	60,000,000	60,000,000	61,680
Russian Ruble, Expires 11/24/2017, Strike Price $58.00	A	50,000,000	50,000,000	840,000
Russian Ruble, Expires 12/04/2017, Strike Price $59.00	A	30,000,000	30,000,000	328,290
Russian Ruble, Expires 12/08/2017, Strike Price $59.00	A	50,000,000	50,000,000	605,000
South African Rand, Expires 11/02/2017, Strike Price $13.67	B	100,000,000	100,000,000	3,370,000
South African Rand, Expires 11/10/2017, Strike Price $13.87	B	50,000,000	50,000,000	1,211,100
South African Rand, Expires 11/29/2017, Strike Price $14.11	E	25,000,000	25,000,000	570,825
Turkish Lira, Expires 11/09/2017, Strike Price $3.65	B	30,000,000	30,000,000	1,235,100
Turkish Lira, Expires 11/09/2017, Strike Price $3.80	B	100,000,000	100,000,000	875,000
Turkish Lira, Expires 11/24/2017, Strike Price $3.77	E	50,000,000	50,000,000	1,015,000
Turkish Lira, Expires 12/08/2017, Strike Price $3.78	E	50,000,000	50,000,000	1,175,000

TOTAL OTC CALL OPTIONS (Premiums Received $13,552,597)				22,977,358

OTC PUT OPTIONS
Brazilian Real, Expires 11/10/2017, Strike Price $3.20	A	170,000,000	$170,000,000	180,200
Brazilian Real, Expires 11/22/2017, Strike Price $3.23	A	100,000,000	100,000,000	453,000
Brazilian Real, Expires 11/30/2017, Strike Price $3.23	A	120,000,000	120,000,000	692,400
Chilean Peso, Expires 11/28/2017, Strike Price $625.00	A	100,000,000	100,000,000	301,000
Mexican Peso, Expires 11/01/2017, Strike Price $19.05	B	100,000,000	100,000,000	62,000
Mexican Peso, Expires 11/07/2017, Strike Price $18.20	B	100,000,000	100,000,000	700
Mexican Peso, Expires 11/09/2017, Strike Price $18.30	B	100,000,000	100,000,000	3,900
Mexican Peso, Expires 02/02/2018, Strike Price $19.00	B	100,000,000	100,000,000	1,230,000
Polish Zloty, Expires 11/09/2017, Strike Price EUR 4.28	B	30,000,000	34,945,485	321,848
Russian Ruble, Expires 11/02/2017, Strike Price $57.50	A	45,000,000	45,000,000	1,440
Russian Ruble, Expires 11/09/2017, Strike Price $57.20	A	50,000,000	50,000,000	13,650
Russian Ruble, Expires 11/10/2017, Strike Price $57.00	A	95,000,000	95,000,000	17,195
South African Rand, Expires 11/03/2017, Strike Price $13.06	B	100,000,000	100,000,000	—
South African Rand, Expires 11/21/2017, Strike Price $13.40	B	100,000,000	100,000,000	100,000
South African Rand, Expires 11/29/2017, Strike Price $13.99	E	75,000,000	75,000,000	918,525
Turkish Lira, Expires 11/03/2017, Strike Price $3.62	B	100,000,000	100,000,000	100

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

	COUNTERPARTY(a)	NOTIONAL AMOUNT	NOTIONAL AMOUNT USD	FAIR VALUE
Turkish Lira, Expires 11/03/2017, Strike Price $3.70	B	50,000,000	$50,000,000	$4,800
Turkish Lira, Expires 11/06/2017, Strike Price $3.80	B	100,000,000	100,000,000	667,600
Turkish Lira, Expires 11/09/2017, Strike Price $3.65	E	75,000,000	75,000,000	10,275
Turkish Lira, Expires 11/09/2017, Strike Price $3.66	E	45,000,000	45,000,000	8,910

TOTAL OTC PUT OPTIONS (Premiums Received $11,310,070)				4,987,543

PAYER SWAPTIONS
CDX.HY, (5.000%), Quarterly, Expires 11/15/2017, Strike Price $101.00	A	300,000,000	300,000,000	19,650
CDX.HY, (5.000%), Quarterly, Expires 11/15/2017, Strike Price $103.00	E	300,000,000	300,000,000	77,400
CDX.HY, (5.000%), Quarterly, Expires 11/15/2017, Strike Price $105.00	C	200,000,000	200,000,000	53,000
CDX.HY, (5.000%), Quarterly, Expires 11/15/2017, Strike Price $105.50	E	300,000,000	300,000,000	107,700
CDX.HY, (5.000%), Quarterly, Expires 12/20/2017, Strike Price $105.00	F	50,000,000	50,000,000	79,550
CDX.HY, (5.000%), Quarterly, Expires 12/20/2017, Strike Price $106.00	C	200,000,000	200,000,000	455,400
CDX.IG, (1.000%), Quarterly, Expires 11/15/2017, Strike Price 70.00 bps	A	2,000,000,000	2,000,000,000	146,000

TOTAL PAYER SWAPTIONS (Premiums Received $3,329,550)				938,700

TOTAL WRITTEN OPTIONS (Premiums Received $183,191,319)				$223,388,227

(a)	See Note 2.

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL VALUE	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
FUTURES CONTRACTS SOLD
Australian Dollar, December 2017 Settlement	3,697	$282,894,440	$2,254,664
British Pound, December 2017 Settlement	292	24,274,325	(270,793)
Canadian Dollar, December 2017 Settlement	5,644	437,833,300	6,461,331
Coffee ‘C’, December 2017 Settlement	37	1,735,763	(28,721)
Corn, December 2017 Settlement	440	7,606,500	4,561
Cotton No. 2, March 2018 Settlement	162	5,535,540	(40,689)
Euro Fx, December 2017 Settlement	1,656	241,796,700	516,015
Euro-Bund, December 2017 Settlement	133	25,214,041	(116,301)
Globex Natural Gas, December 2017 Settlement	216	6,255,360	399,763
Globex Natural Gas, January 2018 Settlement	48	1,452,480	88,224
Globex Natural Gas, February 2018 Settlement	15	454,500	1,425
Gold 100 Oz., December 2017 Settlement	362	45,992,100	(88,338)
Henry Hub Natural Gas, January 2018 Settlement	778	5,885,570	504,282
Japanese Yen, December 2017 Settlement	956	105,321,325	144,211
Natural Gas, December 2017 Settlement	1,665	48,218,400	1,124,427
Natural Gas, January 2018 Settlement	1	30,260	1,458
U.S. Treasury 10-Year Note, December 2017 Settlement	204	25,487,250	(121,433)
U.S. Treasury Long Bond, December 2017 Settlement	400	60,987,500	(700,592)
Wheat, December 2017 Settlement	533	11,153,025	(12,657)

TOTAL FUTURES CONTRACTS SOLD		$1,338,128,379	$10,120,837

FUTURES CONTRACTS PURCHASED
Cocoa, December 2017 Settlement	202	4,229,880	(96,941)
Cotton No. 2, December 2017 Settlement	973	33,266,870	373,362
DAX Index, December 2017 Settlement	101	38,889,141	639,165
Euro Stoxx 50 Index, December 2017 Settlement	2,094	89,713,587	1,794,082
FTSE 100 Index, December 2017 Settlement	296	29,357,045	(70,112)
Henry Hub Natural Gas, December 2017 Settlement	268	1,940,320	(200,522)
Lean Hogs, December 2017 Settlement	587	15,966,400	902,963
Lean Hogs, February 2018 Settlement	49	1,430,800	99,032

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL VALUE	VALUE/UNREALIZED APPRECIATION (DEPRECIATION)
Live Cattle, December 2017 Settlement	837	$42,059,250	$1,030,909
Nasdaq 100 E-mini Index, December 2017 Settlement	260	32,498,700	2,606,660
Nikkei 225 Index, December 2017 Settlement	641	123,740,821	6,603,142
Russell 2000 Mini Index, December 2017 Settlement	1,357	101,958,195	(6,288)
S&P 500 E-mini Index, December 2017 Settlement	3,070	394,909,450	6,919,829
Silver, December 2017 Settlement	160	13,354,400	(245,930)
Soybean, January 2018 Settlement	496	24,421,800	(64,362)
Sugar No. 11, March 2018 Settlement	1,330	21,956,704	186,446
WTI Crude, December 2017 Settlement	1,924	104,627,120	955,382
WTI Crude, January 2018 Settlement	283	15,448,970	149,260

TOTAL FUTURES CONTRACTS PURCHASED		$1,089,769,453	$21,576,077

Open Forward Currency Contracts

COUNTERPARTY(a)	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
A	11/3/2017	Brazilian Real	2,653,982,760	U.S. Dollar	823,524,133	$(13,617,587)
A	11/14/2017	Brazilian Real	387,284,000	U.S. Dollar	118,000,000	219,461
A	11/24/2017	Brazilian Real	123,652,000	U.S. Dollar	38,000,000	(318,567)
A	12/4/2017	Brazilian Real	123,376,880	U.S. Dollar	37,600,000	(36,633)
A	11/30/2017	Chilean Peso	15,070,830,000	U.S. Dollar	23,700,000	(26,097)
B	11/2/2017	Euro	39,364,868	Norwegian Krone	375,093,740	13,745
B	11/6/2017	Euro	27,000,000	Norwegian Krone	256,227,300	86,613
B	11/14/2017	Euro	47,200,000	Norwegian Krone	449,527,510	(31,178)
B	11/13/2017	Euro	9,000,000	Polish Zloty	38,066,400	33,403
B	11/30/2017	Euro	20,200,000	Polish Zloty	85,902,520	(29,741)
A	11/2/2017	Indian Rupee	3,284,310,000	U.S. Dollar	50,500,000	203,749
B	11/6/2017	Mexican Peso	396,426,400	U.S. Dollar	20,600,000	67,271
B	11/9/2017	Mexican Peso	679,579,000	U.S. Dollar	37,000,000	(1,589,663)
B	11/13/2017	Mexican Peso	666,000,000	U.S. Dollar	36,000,000	(1,321,744)
B	2/7/2018	Mexican Peso	614,466,600	U.S. Dollar	31,400,000	132,236
B	11/2/2017	Norwegian Krone	375,093,740	Euro	39,688,197	(390,408)
B	11/13/2017	Polish Zloty	72,271,160	Euro	16,900,000	154,558
A	11/3/2017	Russian Ruble	999,075,000	U.S. Dollar	17,300,000	(221,247)
A	11/7/2017	Russian Ruble	865,470,000	U.S. Dollar	15,000,000	(215,096)
A	11/10/2017	Russian Ruble	952,520,250	U.S. Dollar	16,500,000	(236,176)
A	11/13/2017	Russian Ruble	1,095,115,140	U.S. Dollar	18,900,000	(210,759)
B	11/1/2017	South African Rand	2,606,391,600	U.S. Dollar	187,971,278	(2,772,531)
B	11/6/2017	South African Rand	334,336,500	U.S. Dollar	25,000,000	(1,366,173)
B	11/7/2017	South African Rand	833,694,000	U.S. Dollar	62,800,000	(3,877,782)
B	11/14/2017	South African Rand	199,834,500	U.S. Dollar	15,000,000	(893,745)
B	11/24/2017	South African Rand	312,642,250	U.S. Dollar	22,900,000	(868,451)
B	12/1/2017	South African Rand	470,493,800	U.S. Dollar	33,200,000	(84,635)
B	11/1/2017	Turkish Lira	71,587,900	U.S. Dollar	18,992,230	(136,189)
B	11/6/2017	Turkish Lira	227,665,710	U.S. Dollar	61,200,000	(1,267,326)
B	11/7/2017	Turkish Lira	171,540,000	U.S. Dollar	45,000,000	144,481
B	11/10/2017	Turkish Lira	257,745,900	U.S. Dollar	69,700,000	(1,928,275)
A	11/3/2017	U.S. Dollar	820,282,413	Brazilian Real	2,653,982,760	10,375,867
A	11/10/2017	U.S. Dollar	41,000,000	Brazilian Real	134,762,800	(158,070)
A	11/14/2017	U.S. Dollar	10,000,000	Brazilian Real	32,789,900	(9,203)
A	11/16/2017	U.S. Dollar	32,000,000	Brazilian Real	104,119,900	225,380
A	11/20/2017	U.S. Dollar	92,900,000	Brazilian Real	300,403,700	1,272,385
A	11/27/2017	U.S. Dollar	10,000,000	Brazilian Real	32,840,900	(7,862)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

COUNTERPARTY(a)	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
A	12/4/2017	U.S. Dollar	10,000,000	Brazilian Real	32,992,800	$(44,999)
A	11/27/2017	U.S. Dollar	15,000,000	Chilean Peso	9,394,500,000	242,388
A	11/2/2017	U.S. Dollar	50,703,749	Indian Rupee	3,284,310,000	—
A	11/13/2017	U.S. Dollar	16,000,000	Indian Rupee	1,045,760,000	(151,974)
E	11/6/2017	U.S. Dollar	1,000,000	Mexican Peso	18,326,250	44,580
G	11/6/2017	U.S. Dollar	10,000,000	Mexican Peso	191,283,090	27,659
B	11/6/2017	U.S. Dollar	137,500,000	Mexican Peso	2,555,640,000	4,264,414
B	11/9/2017	U.S. Dollar	45,000,000	Mexican Peso	854,372,250	481,836
B	11/13/2017	U.S. Dollar	35,000,000	Mexican Peso	665,970,000	323,306
B	12/20/2017	U.S. Dollar	49,000,000	Mexican Peso	946,900,500	9,043
A	11/3/2017	U.S. Dollar	10,000,000	Russian Ruble	586,325,000	(22,971)
A	11/7/2017	U.S. Dollar	33,200,000	Russian Ruble	1,944,325,000	(15,083)
A	11/10/2017	U.S. Dollar	10,100,000	Russian Ruble	593,188,250	(28,403)
A	11/27/2017	U.S. Dollar	21,000,000	Russian Ruble	1,218,000,000	258,185
A	12/5/2017	U.S. Dollar	7,500,000	Russian Ruble	436,125,000	82,173
A	12/11/2017	U.S. Dollar	26,000,000	Russian Ruble	1,534,260,000	(69,636)
B	11/1/2017	U.S. Dollar	191,034,575	South African Rand	2,606,391,600	5,835,828
B	11/6/2017	U.S. Dollar	115,200,000	South African Rand	1,581,579,680	3,400,120
G	11/7/2017	U.S. Dollar	8,900,000	South African Rand	122,448,639	245,811
B	11/7/2017	U.S. Dollar	70,000,000	South African Rand	954,576,000	2,534,317
B	11/14/2017	U.S. Dollar	51,800,000	South African Rand	723,937,700	697,463
B	11/17/2017	U.S. Dollar	20,000,000	South African Rand	284,830,000	(95,730)
E	12/1/2017	U.S. Dollar	11,000,000	South African Rand	155,254,000	72,560
B	11/1/2017	U.S. Dollar	18,863,811	Turkish Lira	71,587,900	7,770
B	11/6/2017	U.S. Dollar	60,000,000	Turkish Lira	224,656,000	859,628
B	11/10/2017	U.S. Dollar	101,100,000	Turkish Lira	377,815,700	1,757,114
E	11/27/2017	U.S. Dollar	21,500,000	Turkish Lira	81,055,000	293,788
B	11/27/2017	U.S. Dollar	10,000,000	Turkish Lira	38,635,000	(107,976)
E	12/11/2017	U.S. Dollar	21,000,000	Turkish Lira	79,464,000	295,337

TOTAL OPEN FORWARD CURRENCY CONTRACTS						$2,510,559

(a)	See Note 2.

Credit Default Swaps

COUNTERPARTY(a)	REFERENCE ENTITY	BUY/SELL PROTECTION	(PAY)/ RECEIVE FIXED RATES	TERMINATION DATE	PAYMENT FREQUENCY	NOTIONAL VALUE	VALUE	UPFRONT PREMIUM RECEIVED	UNREALIZED DEPRECIATION
CREDIT DEFAULT SWAP BUY CONTRACTS
B	CDX.NA.HY.29	Buy	(5.000)%	Dec 20 2022	Quarterly	$68,730,000	$(6,161,468)	$(5,704,947)	$(456,521)
B	CDX.NA.IG.29	Buy	(1.000)%	Dec 20 2022	Quarterly	476,000,000	(11,502,938)	(10,812,631)	(690,307)

TOTAL CREDIT DEFAULT SWAP BUY CONTRACTS									$(1,146,828)

(a)	See Note 2.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Schedule of Investments	as of October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND

Equity Correlation Swaps

DESCRIPTION	COUNTERPARTY(a)	NOTIONAL VALUE	NOTIONAL VALUE USD		VALUE AND UNREALIZED APPRECIATION
EQUITY CORRELATION SWAPS SOLD
Euro Stoxx 50 Index, 10/26/16 - 12/15/17, Strike Price 58%, pay realized rate	G	100,000	$116,485	(b)	$34,677

TOTAL EQUITY CORRELATION SWAPS SOLD					$34,677

(a)	See Note 2.
(b)	Notional value reflects correlation exposure per point times 100.

Equity Variance Swaps

DESCRIPTION	COUNTERPARTY(a)	NOTIONAL VALUE	NOTIONAL VALUE USD		VALUE AND UNREALIZED DEPRECIATION
EQUITY VARIANCE SWAPS PURCHASED
Euro Stoxx 50 Index, 11/3/16 - 12/15/17, Strike Price 24.35%, receive realized rate accrued when spot above 1490.	G	200,000	$232,970	(b)	$(10,950)

TOTAL EQUITY VARIANCE SWAPS PURCHASED					$(10,950)

(a)	See Note 2.
(b)	Notional value reflects variance notional multiplied by 100[2].

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Statement of Assets and Liabilities	October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND
ASSETS:
Investments, at fair value(1)	$1,696,045,278
Unrealized appreciation on forward currency contracts	34,662,469
Unrealized appreciation on swap contracts	34,677
Receivable for fund shares sold	344,109
Receivable for investments sold	11,075,664
Foreign currency collateral held at broker for futures, at value(2)	33,573,516
Foreign currencies held at broker, at value(3)	13,627,417
Interest receivable	97,206
Collateral held at broker for credit default swaps	25,938,443
Collateral held at broker for futures	19,395,213
Other assets	789,798
Total assets	1,835,583,790
LIABILITIES:
Options written, at fair value(4)	223,388,227
Due to brokers	25,561,403
Unrealized depreciation on forward currency contracts	32,151,910
Unrealized depreciation on swap contracts	1,157,778
Swap premium received	16,517,578
Payable for investment securities purchased	15,229,881
Payable to Adviser	2,559,536
Payable for Chief Compliance Officer compensation	4,874
Payable to Trustees	18,217
Accrued service fees	129,397
Payable to Custodian	36,973
Other accrued expenses	831,070
Total liabilities	317,586,844
Total net assets	$1,517,996,946

NET ASSETS CONSIST OF:
Capital stock	$1,338,269,947
Accumulated net investment income	59,368,617
Accumulated net realized gain	170,050,517
Unrealized appreciation (depreciation) on:
Investments	(42,707,072)
Foreign currency translation	(118,849)
Forward currency contracts	2,510,559
Futures contracts	31,696,914
Swap contracts	(211,304)
Written options	(40,862,383)
Total net assets	$1,517,996,946

Net Assets	$1,517,996,946
Shares outstanding	132,076,535
Net asset value, offering and redemption price per share	$11.49

(1) Cost of Investments	$1,739,393,525
(2) Cost of foreign currencies	33,699,411
(3) Cost of foreign currencies	13,644,640
(4) Premiums Received	183,191,319

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Statement of Operations	For the year ended October 31, 2017

STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND
INVESTMENT INCOME:
Dividend income	$3,943
Interest income	10,351,716
Other income	142,443
Total investment income	10,498,102
EXPENSES
Advisory fees (See Note 4)	24,739,654
Broker interest expense	2,101,740
Compliance fees	2,079,179
Fund accounting and administration fees	1,280,350
Service fees	1,236,983
Legal fees	625,107
Transfer agency fees and expenses	165,704
Federal and state registration fees	165,224
Audit and tax related fees	149,121
Trustees fees and expenses	72,090
Chief Compliance Officer compensation	48,766
Custody fees	32,650
Other expenses	977,111
Total expenses before Adviser waiver	33,673,679
Expenses waived by Adviser (See Note 4)	(29,762)
Net expenses before Adviser recoupment	33,643,917
Expenses recouped by Adviser (See Note 4)	988,441
Total net expenses	34,632,358
Net investment loss	(24,134,256)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(74,951,413)
Foreign currency translation	3,423,078
Forward currency contracts	(63,427,204)
Futures contracts	(468,815,689)
Swap contracts	(25,812,007)
Written options	872,205,625
Net change in unrealized appreciation (depreciation) on:
Investments	(28,603,494)
Foreign currency translation	(101,216)
Forward currency contracts	4,576,996
Futures contracts	21,208,082
Swap contracts	(207,109)
Written options	(60,139,548)
Net realized and unrealized gain	179,356,101
Net increase in net assets resulting from operations	$155,221,845

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Statement of Changes in Net Assets

	STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND
	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
OPERATIONS:
Net investment income (loss)	$(24,134,256)	$(21,347,749)
Net realized gain (loss) on:
Investments	(74,951,413)	(88,533,258)
Foreign currency translation	3,423,078	(3,013,231)
Forward currency contracts	(63,427,204)	(65,365,361)
Futures contracts	(468,815,689)	(778,177,355)
Swap contracts	(25,812,007)	(30,535,925)
Written options	872,205,625	1,048,686,072
Net increase from payments by affiliates:	—	390,109
Net change in unrealized appreciation (depreciation) on:
Investments	(28,603,494)	(24,953,649)
Foreign currency translation	(101,216)	(86,832)
Forward currency contracts	4,576,996	(471,543)
Futures contracts	21,208,082	18,914,146
Swap contracts	(207,109)	890,328
Written options	(60,139,548)	1,031,956
Net increase in net assets resulting from operations	155,221,845	57,427,708

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(8,469,504)
From net realized gain	(51,575,770)	(7,645,991)
Total distributions	(51,575,770)	(16,115,495)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	532,095,627	414,559,732
Proceeds from shares issued to holders in reinvestment of dividends	43,523,525	13,201,201
Cost of shares redeemed	(131,659,673)	(193,691,457)
Net increase in net assets from capital share transactions	443,959,479	234,069,476
Total increase in net assets	547,605,554	275,381,689

NET ASSETS:
Beginning of year	970,391,392	695,009,703
End of year	$1,517,996,946	$970,391,392

Accumulated net investment income	$59,368,617	$1,925,264

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Consolidated Financial Highlights

	STONE RIDGE ALL ASSET VARIANCE RISK PREMIUM FUND
	YEAR ENDED OCTOBER 31, 2017		YEAR ENDED OCTOBER 31, 2016		PERIOD ENDED OCTOBER 31, 2015(1)
Per Share Data:
Net asset value, beginning of period	$10.70		$10.31		$10.00
Income (loss) from investment operations
Net investment loss(2)	(0.21)		(0.25)		(0.16)
Net realized and unrealized gains	1.56		0.87		0.47

Total from investment operations	1.35		0.62	(3)	0.31

Less distributions to shareholders
Dividends from net realized gains	(0.56)		(0.11)		—
Dividends from net investment income	—		(0.12)		—

Total distributions	(0.56)		(0.23)		—

Net asset value, end of period	$11.49		$10.70		$10.31

Total return(4)	13.27%		6.15%		3.10	%(5)
Supplemental Data and Ratios:
Net assets, end of period (000s)	$1,517,997		$970,391		$695,009
Ratio of expenses to average net assets
(before expense waiver/recoupment)(6)	2.72%		2.80%		2.69	%(7)
Ratio of expenses to average net assets
(after expense waiver/recoupment)(6)	2.80%		2.68%		2.71	%(7)
Ratio of net investment loss to average net assets
(before expense waiver/recoupment)(6)	(1.87)%		(2.54)%		(2.63	)%(7)
Ratio of net investment loss to average net assets
(after expense waiver/recoupment)(6)	(1.95)%		(2.42)%		(2.65	)%(7)
Portfolio turnover rate	9,837	%(8)	33,522	%(8)	1,361	%(5)

(1)	The Fund commenced operations on April 2, 2015.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Includes increase from payments by affiliates of less than $0.01.
(4)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(5)	Not annualized.
(6)	Ratio includes borrowing and investment related expenses not covered by the Fund’s expense limitation agreement. See Note 4.
(7)	Annualized.
(8)	Portfolio turnover rate excludes equity assignments.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

1. Organization

Stone Ridge Trust III (the “Trust”) was organized as a Delaware statutory trust on December 17, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered non-diversified closed-end management investment company issuing shares. As of October 31, 2017, the Trust consisted of one series: the Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”). The Fund commenced operations on April 2, 2015. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.10% shareholder service fee, no 12b-1 fees and does not charge a redemption fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25%, and are currently expected to be for 10%, of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are therefore illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to achieve capital appreciation. The Fund pursues its investment objective primarily by receiving premiums in connection with its derivative contracts (including put and call options, futures contracts, options on futures contracts, and swaps) related to a variety of asset classes that the Adviser (as defined herein) believes offer variance risk premiums.

The consolidated financial statements include the accounts of Stone Ridge All Asset Variance Risk Premium Sub Fund Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its assets (at the time of purchase) in its Subsidiary. The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives, such as commodity-linked futures, options and swaps. As of October 31, 2017 the Subsidiary’s net assets were $384,478,183, which represented 25.3% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. As of October 31, 2017, the Fund has adopted the new rules, forms and amendments.

(a) Investment Valuation and Fair Value Measurement The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee comprised of employees of Stone Ridge Asset Management, LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Short-term debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of 60 days or less, are generally valued at amortized cost which approximates fair value.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities in each case having a remaining maturity in excess of 60 days, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in open-end management companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly- traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

If market quotations are not readily available or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, and if the valuation of the applicable instrument is not covered by the valuation methods described above or if the valuation methods are described above, but such methods are deemed unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate. For purposes of determining the fair value of securities, the Adviser Valuation Committee may generally consider, without limitation: (i) indications or quotes from brokers or other third-party sources; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase shares or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Transfers between levels are recognized at the end of the reporting period. There were no transfers between levels during the reporting period. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2017:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Purchased Options	$1,381,069	$5,243,475	$—	$6,624,544
Money Market Funds	262,404,379	—	—	262,404,379
U.S. Treasury Bills	—	1,427,016,355	—	1,427,016,355

Total Assets	$263,785,448	$1,432,259,830	$—	$1,696,045,278
Liabilities
Written Options	$(144,146,708)	$(79,241,519)	$—	$(223,388,227)

Total Liabilities	$(144,146,708)	$(79,241,519)	$—	$(223,388,227)
Other Financial Instruments*
Unrealized appreciation on forward currency contracts	$—	$34,662,469	$—	$34,662,469
Unrealized depreciation on forward currency contracts	—	(32,151,910)	—	(32,151,910)
Unrealized appreciation on futures contracts	33,760,593	—	—	33,760,593
Unrealized depreciation on futures contracts	(2,063,679)	—	—	(2,063,679)
Unrealized appreciation on swap contracts	—	34,677	—	34,677
Unrealized depreciation on swap contracts	—	(1,157,778)	—	(1,157,778)

Total	$31,696,914	$1,387,458	$—	$33,084,372

*	Other financial instruments are derivatives, such as futures, forward currency and swap contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Derivative Transactions — The Fund engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2017. The use of derivatives included options, futures, swaps and forward currency contracts.

Futures Contracts — The Fund may purchase and sell futures contracts and has held futures contracts during the year ended October 31, 2017. The Fund may use futures contracts to gain exposure or to hedge asset classes such as equities, currencies, commodities and fixed income. With futures, there is minimal counterparty credit risk to the Fund

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The average notional amount of futures contracts during the year ended October 31, 2017, was $1,590,676,302 for long contracts and $913,644,819 for short contracts.

Options — The Fund may purchase and write call or put options on securities, indices, futures contracts, including commodity futures contracts, and enter into related closing transactions. The Fund wrote call and put options during the year ended October 31, 2017. The Fund writes put and call options to earn premium income. With options, there is minimal counterparty credit risk to the Fund since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

The average market value of written options for the year ended October 31, 2017 was $172,086,987.

Forward Currency Contracts — The Fund may enter into forward currency contracts. When entering into a forward currency contract, in the case of a deliverable contract the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date or in the case of a non-deliverable contract to settle the equivalent in U.S. dollar. The Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk from movements in currencies or credit risk from the possible inability of counterparties to meet the terms of their contracts. The average notional amount of forward currency contracts during the year ended October 31, 2017 was $1,138,230,184 for long contracts and $1,827,412,235 for short contracts.

Swaps

Correlation Swaps — The Fund may enter into correlation swaps. Correlation swaps are transactions in which counterparties agree to buy or sell the future realized correlation on an underlying reference basket of securities or

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

instruments at a specific level over a fixed period. Correlation swaps are subject to all the risks of OTC derivatives generally, including counterparty risks (if the counterparty fails to meet its obligations) and the risk that the Adviser is incorrect in forecasts of correlation on the underlying reference basket. The average notional amount of correlation swaps held during the year ended October 31, 2017 was $111,475 for short contracts.

Credit Default Swaps — The Fund may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The Fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer. If the Fund buys credit protection using a credit default swap and a credit event occurs, the Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the Fund sells credit protection using a credit default swap and a credit event occurs, the Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount. Risks of credit default swaps include all the risks of OTC derivatives generally, including counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the Fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid. In addition, if the Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying asset, that the Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing. The average notional amount of credit default swaps during the year ended October 31, 2017 was $271,611,000 for contracts in which the Fund purchased protection.

Volatility Swaps and Variance Swaps — The Fund may enter into volatility and/or variance swaps. Volatility swaps and variance swaps are transactions in which counterparties agree to economically buy or sell volatility or variance (which equals volatility squared), as the case may be, of the underlying reference at a specific level over a fixed period. Volatility and variance swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility and/or variance of the underlying reference. The average notional amount of volatility and variance swaps held during the year ended October 31, 2017 was $206,062 for long contracts and $923 for short contracts.

The tables below reflect the values of derivative assets and liabilities as reflected in the Consolidated Statement of Assets and Liabilities.

	ASSET DERIVATIVES
RISK EXPOSURE	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Options
Credit contracts	Investments, at fair value	$133,350
Equity contracts	Investments, at fair value	3,223,869
Foreign exchange contracts	Investments, at fair value	3,135,720
Volatility contracts	Investments, at fair value	131,605

Futures
Commodity contracts	Net assets—Unrealized appreciation*	5,821,494
Equity contracts	Net assets—Unrealized appreciation*	18,562,878
Foreign exchange contracts	Net assets—Unrealized appreciation*	9,376,221

Forwards
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	34,662,469

Swaps
Equity contracts	Unrealized appreciation on swap contracts**	34,677

Total		$75,082,283

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments.
**	Reflects cumulative unrealized appreciation of swap contracts as reported in the Consolidated Schedule of Investments.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

	LIABILITY DERIVATIVES
RISK EXPOSURE	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Options
Equity contracts	Written options, at fair value	$96,120,315
Commodity contracts	Written options, at fair value	62,320,426
Credit contracts	Written options, at fair value	938,700
Foreign exchange contracts	Written options, at fair value	60,104,413
Interest rate contracts	Written options, at fair value	3,015,223
Volatility contracts	Written options, at fair value	889,150

Futures
Commodity contracts	Net assets—Unrealized depreciation*	778,160
Equity contracts	Net assets—Unrealized depreciation*	76,400
Foreign exchange contracts	Net assets—Unrealized depreciation*	270,793
Interest rate contracts	Net assets—Unrealized depreciation*	938,326

Forwards
Foreign exchange contracts	Unrealized depreciation on forward currency contracts	32,151,910

Swaps
Equity contracts	Unrealized depreciation on swap contracts**	10,950
Credit default contracts	Unrealized depreciation on swap contracts**	1,146,828

Total		$258,761,594

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Consolidated Schedule of Investments.
**	Reflects cumulative unrealized depreciation of swap contracts as reported in the Consolidated Schedule of Investments.

The tables below reflect the effect of derivative instruments on the Consolidated Statement of Operations for the year ended October 31, 2017.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	PURCHASED OPTIONS(1)	WRITTEN OPTIONS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL
Commodity contracts	$(394,064,547)	$4,889	$457,706,581	$—	$—	$63,646,923
Credit contracts	—	(3,875,894)	38,419,794	(25,813,083)	—	8,730,817
Equity contracts	117,719,636	(58,579,900)	56,334,621	1,076	—	115,475,433
Foreign exchange contracts	(139,265,777)	(7,489,497)	242,374,039	—	(63,427,204)	32,191,561
Interest rate contracts	(52,519,631)	—	65,880,402	—	—	13,360,771
Volatility Contracts	(685,370)	(3,548,143)	11,490,188	—	—	7,256,675

	$(468,815,689)	$(73,488,545)	$872,205,625	$(25,812,007)	$(63,427,204)	$240,662,180

(1)	Amounts are included in realized gain (loss) on investments in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	PURCHASED OPTIONS(1)	WRITTEN OPTIONS	SWAP CONTRACTS	FORWARD CURRENCY CONTRACTS	TOTAL
Commodity contracts	$7,989,840	$—	$3,805,676	$—	$—	$11,795,516
Credit contracts	—	(188,700)	(857,850)	(235,031)	—	(1,281,581)
Equity contracts	4,591,642	(25,717,293)	(47,277,047)	27,922	—	(69,015,951)
Foreign exchange contracts	9,340,138	(701,959)	(17,883,221)	—	4,576,996	(4,668,046)
Interest rate contracts	(720,671)	—	1,467,187	—	—	746,516
Volatility contracts	7,133	(297,033)	605,707	—	—	315,807

	$21,208,082	$(26,904,985)	$(60,139,548)	$(207,109)	$4,576,996	$(62,107,739)

(1)	Amounts are included in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

(b) Offsetting on the Consolidated Statement of Assets and Liabilities Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association (“ISDA”) agreements to which the Fund is a party specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

The Fund is subject to netting arrangements, which govern the terms of certain transactions with select counterparties. The netting arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The netting arrangements also specify collateral posting arrangements at prearranged exposure levels. Under the netting arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant netting arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of netting arrangement.

ASSETS:	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
				FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Forward Currency Contracts	$34,662,469	$—	$34,662,469	$(29,641,135)	$—	$5,021,334
Purchased Options	3,269,070	—	3,269,070	(3,269,070)	—	—
Swap Contracts	34,677	—	34,677	(10,950)	—	23,727
	$37,966,216	$—	$37,966,216	$(32,921,155)	$—	$5,045,061

LIABILITIES:	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT
Forward Currency Contracts	$32,151,910	$—	$32,151,910	$(29,641,135)	$(2,510,775)	$—
Written Options	28,903,601	—	28,903,601	(3,269,070)	(25,634,531)	—
Swap Contracts	10,950	—	10,950	(10,950)	—	—
	$61,066,461	$—	$61,066,461	$(32,921,155)	$(28,145,306)	$—

Actual collateral pledged may be more than reported in order to satisfy broker requirements.

(c) Use of Estimates The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

(d) Indemnifications In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Distributions to Shareholders The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(g) Foreign Securities and Currency Transactions The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund isolates that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held and it is reported as realized gains (losses) on foreign currency translation and change in unrealized appreciation (depreciation) on foreign currency related items on the Fund’s Consolidated Statement of Operations.

(h) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(i) Restricted Securities The Fund may invest in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(j) Counterparties The counterparties presented in the Consolidated Schedule of Investments are as follows: A: BNP, B: Morgan Stanley, C: Societe Generale, D: Barclays, E: Credit Suisse, F: Merrill Lynch, G: Goldman Sachs.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Fund intends to be taxed as a Regulated Investment Company and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the year ended October 31, 2017, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID IN CAPITAL
All Asset Variance Risk Premium Fund	$81,577,609	$(70,114,714)	$(11,462,895)

These differences primarily relate to foreign currency gain/(loss), treatment of swap contracts, and income from Subsidiary.

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

As of October 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$1,616,490,224
Unrealized appreciation	131,490,194
Unrealized depreciation	(150,148,477)
Net unrealized depreciation	(18,658,283)
Undistributed ordinary income	149,111,323
Undistributed long-term gains/(capital loss carryover)	49,404,610
Total distributable earnings	198,515,933
Other temporary differences	(130,651)
Total accumulated earnings	$179,726,999

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to adjustments involving Subsidiary and investments in derivatives.

The tax character of distributions paid during the period ended October 31, 2017 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
All Asset Variance Risk Premium Fund	$6,987,555	$44,588,215	$—	$51,575,770

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
All Asset Variance Risk Premium Fund	$10,597,978	$5,517,517	$—	$16,115,495

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-ended October 31, 2017, or for any other tax years which are open for exam. As of October 31, 2017 open tax years include the periods ended October 31, 2015, 2016 and 2017. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the period, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears, at an annual rate of 2.00% of the Fund’s average daily net assets.

Under an investment management agreement with a Subsidiary, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Fund in respect of the Fund’s exposure to commodity interests. To the extent the Adviser receives compensation for providing such services to the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary.

Through February 28, 2018, the Adviser has agreed to pay or otherwise bear operating and other expenses of the Fund (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment- related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses; judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business) solely to the extent necessary to limit the total annual fund operating expenses to 2.60% of the average daily net assets of the Fund. The Adviser shall be permitted to recoup in later periods Fund

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of the recoupment; provided, however, that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the month end in which the Adviser reduced a fee or reimbursed an expense. During the year ended October 31, 2017, the Adviser has waived an amount disclosed in the Consolidated Statement of Operations. The Adviser may recoup the below fees:

REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2019)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2020)
$187,802	$29,762

(b) Custodian, Administrator, and Transfer Agent The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A.

(c) Distributor ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. Prior to August 14, 2017, Quasar Distributors, LLC served as the Fund’s distributor.

5. Services Agreement

Pursuant to a services agreement (the “Services Agreement”), the Fund pays Stone Ridge Asset Management LLC (the “Servicing Agent”), quarterly in arrears, an investor services fee computed at an annual rate of 0.10% of the average daily net assets of the Fund, computed on a daily basis. The Servicing Agent appoints broker-dealer firms and other service firms to provide services including investor services and administrative assistance for persons who are investors in the Fund.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

7. Investment Transactions

For the year ended October 31, 2017, aggregate purchases and sales of securities, excluding short-term securities and including equity security transactions related to options exercises, were $2,586,688,429 and $2,423,419,314, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended October 31, 2017.

8. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
Shares sold	49,114,809	41,143,619
Shares issued to holders in reinvestment of dividends	4,254,499	1,298,053
Shares redeemed	(12,001,951)	(19,114,692)
Net increase in shares	41,367,357	23,326,980
Shares outstanding:
Beginning of year	90,709,178	67,382,198
End of year	132,076,535	90,709,178

Stone Ridge Funds	Annual Report	October 31, 2017

Notes to Consolidated Financial Statements	October 31, 2017

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
January 6, 2017	10,005,969	2,222,161
April 7, 2017	10,930,398	4,504,295
July 7, 2017	12,703,403	1,254,086
October 6, 2017	13,523,212	3,425,303

9. Line of Credit

As of October 31, 2017, the Fund together with other funds in the Stone Ridge family of funds, has an uncommitted line of credit (the “Line”) with U.S. Bank N.A. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Line is not secured by the Fund’s assets and has a maximum withdrawal capacity of the lesser of 5% of the market value of unencumbered assets of the Fund or $50,000,000 less any loans outstanding with other funds in the Stone Ridge family of funds in excess of $200,000,000 (or in excess of $300,000,000 for the periods from December 8, 2016 through March 1, 2017 and from June 1, 2017 through September 1, 2017). The Line has a one-year term which runs through November 17, 2017 and is reviewed annually by the Board of Trustees. During the year ended October 31, 2017, the Fund did not draw on the Line.

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were available to be issued. Other than the event discussed below, this evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Effective November 2, 2017, the Line’s term was extended to January 31, 2018 and the maximum withdrawal capacity was increased to the lesser of 10% of the market value of unencumbered assets of the Fund or $50,000,000 less any borrowings made by Stone Ridge Reinsurance Risk Premium Interval Fund in excess of $300,000,000.

Stone Ridge Funds	Annual Report	October 31, 2017

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Stone Ridge Trust III

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments of Stone Ridge All Asset Variance Risk Premium Fund (the sole series constituting Stone Ridge Trust III) (the Fund) as of October 31, 2017, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Stone Ridge All Asset Variance Risk Premium Fund (the sole series constituting Stone Ridge Trust III) at October 31, 2017, the consolidated results of its operations for the year then ended, and the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

December 29, 2017

Stone Ridge Funds	Annual Report	October 31, 2017

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2017	ENDING ACCOUNT VALUE OCTOBER 31, 2017	EXPENSES PAID DURING PERIOD* MAY 1, 2017 – OCTOBER 31, 2017
Actual	$1,000.00	$1,035.10	$15.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,010.28	$15.00

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.96%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2017

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust III (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge All Asset Variance Risk Premium Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Agreement.

At an in-person meeting held on October 30, 2017, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust on behalf of the Fund. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the 1 month, 3 month, 6 month and 1 year periods ended September 30, 2017 as well as for the period ended September 30, 2017 since the Fund’s inception on April 2, 2015. The Board also considered the performance information for comparable registered investment funds managed by the Adviser, as well as performance information for other interval funds listed on EDGAR with greater than $25 million in assets, regardless of their strategies (the “peer group”). The Adviser, in consultation with the Fund’s third-party administrator, supplemented this peer group with funds from Morningstar’s U.S. open-end multi-alternative funds category with assets between $1 billion and $2 billion. The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance and/or other relevant factors supported the renewal of the Agreement.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Agreement, the expense ratio for the Fund and any contractual expense limitation undertaken by the Adviser. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Agreement. The Board also

Stone Ridge Funds	Annual Report	October 31, 2017

Additional Information (Unaudited)

noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to the Fund pursuant to the Agreement were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment management fee or through expense waiver and/or limitation agreements. The Board noted that the Fund was subject to a contractual expense limitation agreement. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be continued for a one-year period.

2. Disclosure Regarding Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH AND ADDRESS)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)(5)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2015	Self-employed since 2011; Principal, TPG Capital, L.P (private equity firm), until 2011; Chief Financial Officer, Newbridge Capital LLC (private equity firm) until 2011	17	None.

Daniel Charney (1970)	Trustee	since 2015	Head of Equities, Cowen Group (financial services firm) since 2012; Jefferies & Co. (investment bank) until 2011	17	None.

Interested Trustee
NAME (YEAR OF BIRTH AND ADDRESS)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(4)(5)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(6) (1969)	Trustee, Chairman	since 2015	Founder, Chief Executive Officer and President of Stone Ridge since 2012; Investment Committee and Co-Head of Portfolio Managers Committee; Magnetar Capital (investment advisory firm) until 2012	17	None.

(1)	Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(3)	Each Trustee serves until resignation or removal from the Board.
(4)	Fund complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV and Stone Ridge Trust V, other investment companies managed by the Adviser.
(5)	On December 21, 2017 and December 22, respectively, the Emerging Markets Variance Risk Premium Fund and the International Variance Risk Premium Master Fund, each a series of Stone Ridge Trust, were liquidated.
(6)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Stone Ridge Funds	Annual Report	October 31, 2017

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680.

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2014	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012; prior to that Magnetar Capital (investment advisory firm) (Investment Committee and Co-Head of Portfolio Managers Committee).

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary and Chief Legal Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Patrick Kelly (1978)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2014	Chief Operating Officer of the Adviser, since 2012; prior to that Chief Operating Officer of Quantitative Strategies at Magnetar Capital (investment advisory firm).

Robert Gutmann (1982)	Vice President	since 2015	Head of Product Development & Execution of the Adviser, since 2012; prior to that Head of Delta- One Synthetic Solutions Group at RBC Capital Markets.

Yan Zhao (1985)	Assistant Secretary	since 2015	Head of Reinsurance of the Adviser, since 2012; prior to that Consultant at Boston Consulting Group (consulting firm).

Richard Taylor (1980)	Assistant Treasurer	since 2015	Head of Operations of the Adviser, since 2013; prior to that Budget Analyst at Integrated Rehabilitation and Recovery Care Service (construction firm) and Head of Operations at Ruby Capital Partners LLP (investment advisory firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	The term of office of each officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
All Asset Variance Risk Premium Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017 was as follows:

PERCENTAGES
All Asset Variance Risk Premium Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2017

Additional Information (Unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) was as follows:

PERCENTAGES
All Asset Variance Risk Premium Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Code Section 871(k)(1)(c) was as follows:

PERCENTAGES
All Asset Variance Risk Premium Fund	0.00%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be made available with respect to calendar year 2017. Such notification, which will reflect the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with Form 1099-DIV and will be made available in February on the Fund’s website, www.stoneridgefunds.com. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request on the SEC’s website, www.sec.gov and may be available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2017

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway Street

Suite 1100

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	XQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services.” “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2017	FYE 10/31/2016
Audit Fees	$100,383	$98,583
Audit-Related Fees	$0	$0
Tax Fees	$23,500	$19,500
All Other Fees	$0	$0

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis. The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to

1

paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2017	FYE 10/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017	FYE 10/31/2016
Registrant	$23,500	$19,500
Registrant’s Investment Adviser	$432,989	$96,392

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I.     Governing Standards

Stone Ridge Asset Management LLC (the “Adviser”) has adopted written proxy voting policies and guidelines (“the Proxy Policy”) as required under Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940 (“Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income

2

securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Proxy Policy, which has been designed to ensure that Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Adviser and its advisory affiliates1 when voting proxies.

II.	Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest on behalf of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”) to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines, ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines have been approved by Adviser, and though Adviser intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Adviser may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities or other debt instruments, the Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

Adviser may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Adviser is aware of a material vote on behalf of the mutual fund and Adviser has the ability to call back loans and is aware of the securities on loan by the custodian, Adviser may call back the loan and vote the proxy if time permits.

1 A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the Adviser; and 3) all current employees.

3

Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client’s account documentation related to exception voting. In fulfilling its obligations to clients, Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

III.	Conflicts of Interest Procedures

For voting of securities, Adviser believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Adviser will vote in accordance with the voting recommendation provided by the Proxy Voting Service. In the event that Adviser wishes to vote against the independent voting recommendation, Adviser requires Chief Compliance Officer (“CCO”) approval prior to a vote being cast.

For voting of fixed income securities, Adviser believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Adviser is limited. However, there may be a potential for a conflict of interest which Adviser or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the portfolio manager must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material conflict of interest, the CCO has final decision-making authority regarding Adviser’s course of action for the proxy. The CCO’s determination will be based on maximizing value for Adviser’s Clients.

IV.	Voting Guidelines

For accounts that invest in voting securities, Adviser has approved the ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines are intended to provide a general overview of ISS’ United States Policy Guidelines by highlighting the key policies that ISS applies to companies listed in the United States. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors.

V.	Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Adviser management.

Adviser will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory authority or agency upon its request, or

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as required by law or court or administrative order. All records of Adviser’s proxy voting policies and voting activity are retained in accordance with Rule 204 2(C)(2) of the Advisers Act.

VI.	Information Available to Clients

If you require additional information on this policy or on how proxies were voted, please contact the CCO.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 8, 2018

Gabriel Comeau, Daniel Fleder, Robert Gutmann, Jason Lu and Ross Stevens are the Portfolio Managers of the Fund. Mr. Gutmann, Mr. Lu and Mr. Stevens have been Portfolio Managers of the Fund since inception. Mr. Fleder has been a Portfolio Manager of the Fund since January 2016. Mr. Comeau has been a member of the Fund’s investment team since inception and has been a Portfolio Manager since January 2017. Each of the Portfolio Managers also is a Portfolio Manager of other registered investment companies, including mutual funds.

Gabriel Comeau. Gabriel Comeau, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Fleder, Mr. Gutmann, Mr. Lu and, Mr. Stevens. Prior to joining Stone Ridge in 2014, Mr. Comeau was an Equity Derivatives Trader on the Index Flow desk and ETF desk at BNP Paribas from 2011 to 2014. Mr. Comeau received his Master of Finance from the Massachusetts Institute of Technology and his BCom in Finance from McGill University.

Daniel Fleder. Daniel Fleder, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Comeau, Mr. Gutmann, Mr. Lu and Mr. Stevens. Mr. Fleder is a Portfolio Manager at Stone Ridge. Prior to joining Stone Ridge in 2016, Mr. Fleder was the Chief of Staff for Operations at KCG, an automated market maker, from 2013 to 2015. From 2010-2013, he was at KCG’s precursor, GETCO, where he was the Head of Risk Management, responsible for firm-wide market, credit, and operational risk. Mr. Fleder started his career at McKinsey & Company. Mr. Fleder received his PhD in Operations Research and MS in Statistics from the University of Pennsylvania (Wharton) and BSE in Engineering from the University of Pennsylvania (Engineering School).

Robert Gutmann. Robert Gutmann, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Comeau, Mr. Fleder, Mr. Lu and Mr. Stevens. Mr. Gutmann is a co-founder of Stone Ridge. Prior to joining Stone Ridge in 2012, Mr. Gutmann was the head of Delta-One Synthetic Solutions Group at RBC Capital Markets from 2010 to 2012. He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group. Mr. Gutmann received his BA in Mathematics and Music from Columbia University.

Jason Lu. Jason Lu, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Comeau, Mr. Fleder, Mr. Gutmann and Mr. Stevens. Prior to joining Stone Ridge in 2013, Mr. Lu was the head trader on the Global Automated Trading desk at Citadel from 2011 to 2013. Previously, he was an equity derivatives trader on the Electronic Volatility Trading desk at UBS from 2009 to 2011. Previously, Mr. Lu worked at SAC Capital, where he designed and implemented automated electronic trading systems. Mr. Lu received his MS in Computational Finance from Carnegie Mellon University

5

(Tepper), MCS (Master of Computer Science) from the University of Virginia and his BS in Computer Science from the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Comeau, Mr. Fleder, Mr. Gutmann and Mr. Lu. Mr. Stevens is the Founder of Stone Ridge. Prior to founding Stone Ridge in 2012, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital from 2008 to 2012. Previously, he was the Global Co-Head of Equities at Jefferies and the Global Head of Electronic Trading at Bank of America. Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

(a)(2)

Information is provided as of October 31, 2017

The table below identifies the number of accounts for which Mr. Comeau, Mr. Fleder, Mr. Gutmann, Mr. Lu and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)(2)	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gabriel Comeau	8	$2,108	0	$0	0	$0
Daniel Fleder	13	$4,340	0	$0	0	$0
Robert Gutmann	17	$13,243	0	$0	0	$0
Jason Lu	8	$2,108	0	$0	0	$0
Ross Stevens	17	$13,243	0	$0	0	$0

(1) Includes the Fund

(2) Stone Ridge Emerging Markets Variance Risk Premium Fund and Stone Ridge International Variance Risk Premium Master Fund, both series of Stone Ridge Trust that were managed by Mr. Comeau, Mr. Fleder, Mr. Gutmann, Mr. Lu and Mr. Stevens, liquidated as of December 21, 2017, and December 22, 2017, respectively.

The table below identifies the number of accounts for which Mr. Comeau, Mr. Fleder, Mr. Gutmann, Mr. Lu and Mr. Stevens have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gabriel Comeau	0	$0	0	$0	0	$0

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Daniel Fleder	0	$0	0	$0	0	$0
Robert Gutmann	0	$0	0	$0	0	$0
Jason Lu	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. A potential conflict of interest may arise as a result of the Adviser’s management of a number of accounts with similar or different investment strategies. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. The Adviser attempts to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser has adopted policies and procedures that are intended to provide the Adviser with flexibility to allocate investments in a manner that is consistent with its fiduciary duty. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these

7

allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities. The Adviser will not necessarily purchase or sell the same securities at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.

8

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities at the same time or at the same prices.

Selection of Service Providers. Stone Ridge may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide Stone Ridge with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, Stone Ridge has received and may receive loans or other services from service providers to clients. Although such services are negotiated at arms length, they may pose potential conflicts of interest to Stone Ridge in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if

9

such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including, but not limited to, activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee and/or a Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), a Portfolio Manager might be motivated to help certain accounts over others. In addition, a Portfolio Manager might be motivated to favor accounts in which he or she has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager to lend preferential treatment to those accounts that could most significantly benefit a Portfolio Manager.

Investments in the Fund by the Adviser. The Adviser or its affiliates may purchase shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates may face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant amount of shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliate) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliate would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund—Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

(a)(3)

Information is provided as of October 31, 2017

As of October 31, 2017, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

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As of October 31, 2017, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Gabriel Comeau	$1 - $10,000
Daniel Fleder	$50,001 - $100,000
Robert Gutmann	$10,001 - $50,000
Jason Lu	$1 - $10,000
Ross Stevens(1)	Over $1,000,000

(1) Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

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(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Stone Ridge Trust III

By (Signature and Title)*  /s/ Ross Stevens

Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date   1/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Ross Stevens

Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date  1/8/18

By (Signature and Title)*  /s/ Patrick Kelly

Patrick Kelly, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date  1/8/18

* Print the name and title of each signing officer under his or her signature.

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